Exhibit 10.7
EXECUTION VERSION

AMENDED AND RESTATED
TRUST AGREEMENT
CARVANA RECEIVABLES DEPOSITOR LLC,
as Depositor
and
BNY MELLON TRUST OF DELAWARE,
as Owner Trustee
_____________________________
Dated as of December 17, 2024
_____________________________

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Section 8.16	Information to be Provided by the Owner Trustee	41
Section 8.17	Electronic Means	43
EXHIBIT A    FORM OF [REGULATION S GLOBAL] [RULE 144A GLOBAL] CERTIFICATE
EXHIBIT B    FORM OF UNDERTAKING LETTER

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This AMENDED AND RESTATED TRUST AGREEMENT, dated as of December 17, 2024 (this “Agreement”), is between CARVANA RECEIVABLES DEPOSITOR LLC, a Delaware limited liability company, in its capacity as a depositor (the “Depositor”), and BNY MELLON TRUST OF DELAWARE, a Delaware banking corporation, as trustee and not in its individual capacity (the “Owner Trustee”).
WHEREAS, a certain Trust Agreement, dated as of August 31, 2023, was previously entered into (the “Original Trust Agreement”), that contemplated this Trust Agreement; and
WHEREAS, the Depositor and the Owner Trustee desire hereby to amend and restate the Original Trust Agreement in its entirety.
NOW, THEREFORE, the Depositor and the Owner Trustee hereby agree and Carvana, LLC and Computershare Trust Company, National Association acknowledge and agree as follows:
ARTICLE I
DEFINITIONS AND INCORPORATION BY REFERENCE
Section 1.1    Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Part I of Appendix A to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement”), among Carvana, LLC as the seller and Carvana Receivables Depositor LLC as the purchaser. All references herein to “the Agreement” or “this Agreement” are to this Trust Agreement as it may be amended, supplemented or modified from time to time, the exhibits and schedules hereto and the capitalized terms used herein, which are defined in Part I of such Appendix A, and all references herein to Articles, Sections and Subsections are to Articles, Sections or Subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.
ARTICLE II
ORGANIZATION
Section 2.1    Name. The Trust continued hereby shall be known as Carvana Auto Receivables Trust 2024-P4 (the “Trust”), in which name the Owner Trustee or the Administrator (to the extent set forth in the Transaction Documents) may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust. The Certificate of Trust was filed on behalf of the Trust pursuant to Section 3810 of the Statutory Trust Act.
Section 2.2    Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders, the Depositor and the Administrator.

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Section 2.3    Purposes and Powers. The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:
(a)    to acquire the Receivables from the Depositor for contribution to the Grantor Trust and to manage and hold the Receivables and the related Contracts;
(b)    to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement, to sell, transfer or exchange the Notes and the Certificates, to pay interest and principal of the Notes and to make distributions to the Certificateholders;
(c)    to acquire the Grantor Trust Certificate from the Grantor Trust and to convey the Third Step Transferred Property to the Grantor Trust pursuant to the Receivables Contribution Agreement;
(d)    to pay the organizational, start-up and transactional expenses of the Trust to the extent not paid by the Depositor or the initial Certificateholders;
(e)    to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate pursuant to the terms of the Indenture and to hold, manage and distribute to the Certificateholders, pursuant to the terms of this Agreement and the Indenture, any portion of the Owner Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;
(f)    to enter into and perform its obligations and exercise its rights under the Transaction Documents to which it is a party and the Acknowledgement Agreement and any additional agreement, document, letter or undertaking executed in connection with the Transaction Documents, the Acknowledgement Agreement or the transactions described therein to which it is a party;
(g)    to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and
(h)    subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Securityholders.
Each of the Owner Trustee or the Administrator, as applicable, is hereby authorized to engage in the foregoing activities on behalf of the Trust. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Transaction Documents. Notwithstanding anything to the contrary in this Agreement or in any other document, neither the Trust nor the Owner Trustee (nor any agent of either person) shall be authorized or empowered to acquire any other investments, reinvest any proceeds of the Trust or engage in activities other than the foregoing, and, in particular neither the Trust nor the Owner Trustee (nor any agent of either person) shall be authorized or empowered to do anything that would cause the Trust to fail to qualify as a grantor trust for United States federal income tax purposes.

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Section 2.4    Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust to have all the rights, powers and duties set forth herein and in the Statutory Trust Act and the Owner Trustee accepts such appointment.
Section 2.5    Initial Capital Contribution of Owner Trust Estate. In accordance with Section 3802(a) of the Statutory Trust Act, the Depositor has not made, and is not required to make, a contribution to the Trust. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.
Section 2.6    Declaration of Trust. The Owner Trustee hereby declares that it shall hold the Owner Trust Estate in the name of the Trust and not in the Owner Trustee’s name for the Trust, except as required by and in accordance with Section 2.8, in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Act, that this Agreement constitute the governing instrument of such statutory trust and that the Certificates represent the beneficial interests therein. The rights of the Certificateholders shall be determined as set forth herein and in the Statutory Trust Act and the relationship between the parties hereto created by this Agreement shall not constitute indebtedness for any purpose. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Act with respect to accomplishing the purposes of the Trust.
Section 2.7    Liability of the Certificateholders. Certificateholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.
Section 2.8    Title to Trust Property. Legal title to all of the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be transferred to and vested in the Owner Trustee, a co-trustee or a separate trustee, as the case may be; provided that in no event shall title to, or any ownership interest in, any part of the Owner Trust Estate be vested in the name of the Owner Trustee without the express prior written consent of the Owner Trustee (which may be withheld or conditioned by the Owner Trustee for any reason in good faith). Any such trustee shall take such part of the Owner Trust Estate subject to the security interest of the Indenture Trustee therein established under the Indenture. Any such trustee’s acceptance of its appointment shall constitute acknowledgment of such security interest and shall constitute a Grant to the Indenture Trustee of a security interest in all property held by such trustee. The Administrator, on behalf of any such trustee, shall prepare and file all such financing statements naming the Trust as debtor that are necessary or advisable to perfect, make effective or continue the lien and security interest of the Indenture Trustee.
Section 2.9    Situs of Trust. The Trust shall be located and administered in the States of Delaware or New York. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not

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have any employees in any State other than the State of Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments shall be received by the Trust only in the State of Delaware or the State of New York, and payments shall be made by the Trust only from the State of Delaware or the State of New York. The only office of the Trust shall be the Corporate Trust Office of the Owner Trustee in the State of Delaware.
Section 2.10    Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:
(a)    The Depositor has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and now has, power, authority and legal right to acquire and own the Receivables and related Contracts contemplated to be transferred to the Trust pursuant to the Receivables Transfer Agreement.
(b)    The Depositor is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications except where the failure to qualify could not reasonably be expected to result in a Material Adverse Effect or where such license or approval has been applied for.
(c)    The Depositor has the power and authority to execute and deliver this Agreement and any other Transaction Document to which the Depositor is a party and to carry out its terms, the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust as part of the Owner Trust Estate and the Depositor has duly authorized such sale and assignment to the Trust by all necessary limited liability company action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary limited liability company action.
(d)    This Agreement, when duly executed and delivered, shall constitute legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, receivership, conservatorship, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(e)    The consummation of the transactions contemplated by this Agreement and any other Transaction Document to which the Depositor is a party, and the fulfillment of the terms of this Agreement and any other Transaction Document to which the Depositor is a party do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the Depositor’s Formation Documents or any Contractual Obligation of the Depositor, (ii) result in the creation or imposition of any Lien upon any of the Depositor’s properties pursuant to the terms of any such Formation

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Documents or Contractual Obligation, other than this Agreement, or (iii) to the best of the Depositor’s knowledge, violate any Applicable Law.
Section 2.11    Tax Treatment.
(a)    The Depositor and Owner Trustee, by entering into this Agreement, express their intention that the Trust will be treated, for United States federal income tax purposes, as a grantor trust and it is neither the purpose nor the intent of the parties hereto to create a partnership, joint venture or association taxable as a corporation. If the Depositor is not the sole owner or beneficial owner of the Certificates, through sale of the Certificates, issuance by the Trust of additional Certificates to a Person other than the Depositor or otherwise, the Depositor and the Owner Trustee, by entering into this Agreement, and the Certificateholders, by acquiring any Certificates or interest therein, (i) express their intention that the Certificates will, for United States federal income tax purposes, qualify as interests in a grantor trust and (ii) unless otherwise required by the appropriate taxing authorities, agree to treat the Certificates as interests in an entity as described in clause (i) of this Section 2.11(a) for United States federal income tax purposes. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with such characterization of the Trust for such tax purposes. In furtherance of the foregoing, (A) the purpose of the Trust shall be to protect and conserve the assets of the Trust, and the Trust shall not at any time engage in or carry on any kind of business or any kind of commercial or investment activity other than as expressly permitted by this Agreement and (B) the Trust and Owner Trustee (and any agent of either person) shall take, or refrain from taking, all such action as is necessary to maintain the status of the Trust as a grantor trust. Notwithstanding anything to the contrary in this Agreement or otherwise, neither the Trust nor the Owner Trustee (nor any agent of either person) shall (1) acquire any assets or dispose of any portion of the Trust other than pursuant to the specific provisions of this Agreement, (2) vary the investment of the Trust within the meaning of Treasury Regulation Section 301.7701-4(c) or (3) substitute new investments or reinvest so as to enable the Trust to take advantage of variations in the market to improve the investment of any Certificateholder. The Owner Trustee shall not have any authority to manage, control, use, sell, dispose of or otherwise deal with any part of the Trust property except as required by the express terms of this Agreement in accordance with the powers granted to or the authority conferred upon the Owner Trustee pursuant to this Agreement.
(b)    In the event that the Trust ceases to be treated as a grantor trust for United States federal income tax purposes and is classified as a partnership for United States federal income tax purposes, the provisions of this Section 2.11(b) shall apply. In such event, the Depositor (or a U.S. affiliate of the Depositor if the Depositor is ineligible) is hereby designated as the partnership representative under Section 6223(a) of the Code (and any corresponding provision of state law) to the extent allowed under the law (and as the tax matters partner for any applicable state law purposes). The Trust shall (or the Depositor shall cause the Trust to, or the Depositor shall instruct the Administrator on behalf of the Trust to), to the extent eligible, make the election under Section 6221(b) of the Code (and any corresponding provision of state law) with respect to determinations of adjustments at the partnership level and take any other action such as disclosures and notifications necessary to effectuate such election (including working

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with the Depositor to designate any designated individual required under the law). If the election described in the preceding sentence is not available, to the extent applicable, the Trust shall (or the Depositor shall cause the Trust to, or the Depositor shall instruct the Administrator on behalf of the Trust to) make the election under Section 6226(a) of the Code (and any corresponding provision of state law) with respect to the alternative to payment of imputed underpayment by partnership and take any other action such as filings, disclosures and notifications necessary to effectuate such election. Notwithstanding the foregoing, the Trust, Depositor and Administrator are each authorized, in its sole discretion, to make any available election related to Sections 6221 through 6241 of the Code (and any corresponding provision of state law) and take any action it deems necessary or appropriate to comply with the requirements of the Code and conduct the Trust’s affairs under Sections 6221 through 6241 of the Code (and any corresponding provision of state law). Each Certificateholder and, if different, each beneficial owner of a Certificate, shall promptly provide the Trust, Depositor and Administrator any requested information, documentation or material to enable the Trust to make any of the elections described in this clause (b) and otherwise comply with Sections 6221 through 6241 of the Code (and any corresponding provision of state law). Each Certificate Owner and, if different, each beneficial owner of a Certificate shall hold the Trust and its affiliates harmless for any expenses or losses (i) resulting from a beneficial owner of a Certificate not properly taking into account or paying its allocated adjustment or liability under Section 6226 of the Code (or any corresponding provision of state law) or (ii) suffered that are attributable to the management or defense of an audit under Sections 6221 through 6241 of the Code or otherwise due to actions it takes with respect to and to comply with the rules under Sections 6221 through 6241 of the Code (or any corresponding provision of state law).
ARTICLE III
THE CERTIFICATES
Section 3.1    Initial Certificate Ownership. Since the formation of the Trust and until the issuance of the Certificates, the Depositor has been the sole beneficiary of the Trust.
Section 3.2    Form of the Certificates.
(a)    Each of the Certificates, upon original issuance, shall be issued in the form of Exhibit A hereto, representing Book-Entry Certificates.
(b)    The Book-Entry Certificates shall be issued in an aggregate nominal amount of 100,000 units, and all beneficial interests in the Book-Entry Certificates shall be owned, in the minimum nominal amount of 2,000 units and integral multiples of 1 unit in excess thereof. The Trust shall not issue any Certificate that would cause the aggregate nominal amount of all Certificates to exceed 100,000 units, without the prior written consent of all Certificateholders. No distributions of moneys to the Certificateholders under the Transaction Documents shall be deemed to reduce the nominal amount of any Certificate prior to payment in full of all Notes; provided, however, that the final aggregate $100,000 distributed to the Certificateholders under the Transaction Documents upon final distribution of the Owner Trust Estate and termination of the Trust pursuant to Section 7.1 shall be deemed to repay the aggregate nominal amount of the Certificates in full; and provided, further, that any failure to pay in full the nominal amount of a

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Certificate on such final Distribution Date shall not result in any recourse to, claim against or liability of any Person for such shortfall. Any amounts payable to the Certificateholders on or in respect of the Certificates under the Transaction Documents shall be paid and allocated to the various Certificateholders ratably based on their respective Percentage Interests. Such Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the Certificate Depository (initially, Cede & Co.), and no Certificate Owner shall receive a Definitive Certificate representing such Certificate Owner’s interest in such Book-Entry Certificate, except as provided in Section 3.12. After such time as Book-Entry Certificates have been issued and unless and until Definitive Certificates have been issued to the applicable Certificateholders pursuant to Section 3.12 in exchange for the Book-Entry Certificates:
(i)    the provisions of this Section 3.2(b) shall be in full force and effect;
(ii)    the Certificate Registrar, the Paying Agent and the Owner Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of amounts payable under the Transaction Documents and the giving of instructions or directions hereunder) as the sole Certificateholders of the Certificates other than the Definitive Certificates, and shall have no obligation to the Certificate Owners other than the Certificateholders of the Definitive Certificates;
(iii)    to the extent that the provisions of this Section 3.2(b) conflict with any other provisions of this Agreement, the provisions of this Section 3.2(b) shall control;
(iv)    the rights of Certificate Owners (other than the Certificateholders of the Definitive Certificates) shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between or among such Certificate Owners and the Clearing Agency or the Clearing Agency Participants or Persons acting through Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 3.12, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit payments due under the Transaction Documents with regard to the Book-Entry Certificates to such Clearing Agency Participants;
(v)    whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Certificateholders evidencing a specified Percentage Interest, the Clearing Agency shall deliver instructions to the Owner Trustee only to the extent that it has received instructions to such effect from Certificate Owners or Clearing Agency Participants or Persons acting through Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Book-Entry Certificates;
(vi)    owners of a beneficial interest in a Book-Entry Certificate shall not be entitled to have any portion of a Book-Entry Certificate registered in their names and shall not be considered to be the Certificateholders of any Book-Entry Certificates under this Agreement; and

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(vii)    payments on a Book-Entry Certificate shall be made to the Clearing Agency, or its nominee, as the registered owner thereof, and none of the Trust, the Owner Trustee or the Paying Agent shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Book-Entry Certificate or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.
(c)    Notwithstanding any provision to the contrary herein, so long as a Book-Entry Certificate remains outstanding and is held by or on behalf of the Clearing Agency, transfers of a Book-Entry Certificate, in whole or in part, shall only be made in accordance with Section 3.4. Subject to Section 3.4, transfers of a Book-Entry Certificate shall be limited to transfers of such Book-Entry Certificate in whole, but not in part, to a nominee of the Clearing Agency or to a successor of the Clearing Agency or such successor’s nominee.
(d)    In the event that a Book-Entry Certificate is exchanged for one or more Definitive Certificates pursuant to Section 3.12, such Certificates may be exchanged for one another only in accordance with the provisions of this Agreement and with such procedures as may be from time to time adopted by the Trust and the Owner Trustee.
(e)    The Certificates shall represent the entire undivided beneficial interest in the Trust. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Responsible Officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be duly issued, fully paid and non-assessable beneficial interests in the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.
(f)    The Certificates shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) all as determined by the officers executing such Certificates, as evidenced by their execution of such Certificates. The Certificates shall be issued in fully-registered form. The beneficial interests in the Certificates may be purchased in the minimum nominal denomination of 2,000 units and integral multiples of 1 unit in excess thereof. Each 100 units of nominal amount of the Certificates shall equal a 0.1% Percentage Interest. No Certificate shall be issued that would cause the aggregate nominal amount of all Certificates (including those retained by the Depositor or a majority-owned affiliate of the Sponsor) to exceed 100,000 units, without the prior written consent of all Certificateholders.
(g)    The terms of the Certificates set forth in Exhibit A shall form part of this Agreement. Certificate Owners, by their acceptance of a beneficial interest in a Certificate, shall be deemed to have made the representations and agreements set forth in Exhibit A. If requested to do so by the Depositor, each transferee of a beneficial interest in a Certificate shall deliver an agreement or undertaking letter, substantially containing or incorporating by reference the representations set forth in Exhibit B attached hereto, to the Depositor and the Owner Trustee.

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Section 3.3    Execution, Authentication and Delivery. Concurrently with the sale of the Receivables and related Contracts to the Trust pursuant to the Receivables Transfer Agreement, the Owner Trustee shall cause Certificates representing the entire undivided beneficial interest in the Trust to be executed on behalf of the Trust, authenticated by the Certificate Registrar and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president, any vice president, secretary or any assistant secretary without further limited liability company action by the Depositor. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Certificate Registrar or the Certificate Registrar’s authenticating agent, by manual signature. Such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.
Section 3.4    Registration of Certificates; Registration of Transfer and Exchange of Certificates.
(a)    The Depositor hereby appoints the Indenture Trustee as the initial certificate registrar, and in such capacity or any successor certificate registrar thereof (such entity, the “Certificate Registrar”), as an agent for the Trust, shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a register (such register, the “Certificate Register”), in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as provided herein. Upon any resignation of a Certificate Registrar, the Depositor shall promptly appoint a successor or, if it elects not to make such an appointment, any court of competent jurisdiction may appoint a successor Certificate Registrar. The entries in the Certificate Register shall be conclusive absent manifest error, and the Trust, the Owner Trustee, the Certificate Registrar and the Paying Agent shall treat each Person whose name is recorded in the Certificate Register pursuant to the terms hereof as a Certificateholder hereunder for all purposes of this Agreement. This Section 3.4 shall be construed so that the Certificates under this Agreement are at all times maintained in “registered form” within the meaning of Section 5f.103-1(c) of the United States Treasury Regulations. The Certificate Registrar shall record (i) the Percentage Interest assigned to each Certificate and (ii) all distributions made to each Certificateholder with respect to the Trust’s assets.
(b)    Any Certificateholder may at any time, without consent of the Noteholders, sell, transfer, convey or assign in any manner its rights to and interests in the Certificates (including its right to distributions from the Reserve Account), provided that:
(i)    such transfer, conveyance or assignment is made to the Depositor or an Affiliate thereof, or such entity pledges its rights and interests in the Certificates; or
(ii)    such action will not result in a reduction or withdrawal of the rating of any class of Notes,

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(A)    such transferee or assignee agrees to take positions for tax purposes consistent with the tax positions agreed to be taken by the Certificateholder,
(B)    the conditions set forth in Section 3.4(h), (j), (k) and (l) have been satisfied,
(C)    in connection with any transfer of less than all of the interests in the Certificates, the transferor and transferee shall specify the respective interests in the Certificates to be held by the transferor and transferee, which interests may be determined by a formula or on any other basis agreed by the transferor and transferee, and
(D)    (1) such sale, pledge or other transfer shall be made to a person whom the transferor reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A), acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are “qualified institutional buyers”) to whom notice is given that the sale, pledge or other transfer is being made in reliance on Rule 144A, (2) such sale, pledge or other transfer shall occur outside of the United States to a Non-U.S. Person in accordance with Rule 903 or Rule 904 of Regulation S of the Securities Act (who must also be a “qualified institutional buyer”) and that person delivers any necessary certifications pursuant to this Agreement, or (3) such sale, pledge or other transfer shall otherwise be made in a transaction exempt from the registration requirements of the Securities Act, and, in the case of this clause (3), in the event the Certificates are Definitive Certificates (I) the Certificate Registrar shall require that both the prospective transferor and the prospective transferee certify to the Owner Trustee and the Administrator in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Owner Trustee and the Administrator, and (II) the Certificate Registrar shall require a written opinion of counsel (which shall not be at the expense of the Depositor, the Indenture Trustee, the Servicer, the Trust, the Grantor Trust Trustee, the Owner Trustee, the Administrator, Certificate Registrar or any other provider of services to the Trust), satisfactory to the Administrator to the effect that such transfer will not violate the Securities Act.
(c)    The Administrator may conclusively rely upon advice of the Depositor in reviewing the form and substance of the certifications and opinions required by Sections 3.4(b) and 3.14 and the Certificate Registrar hereby agrees, upon request of the Administrator, to inform the Administrator as to whether or not it shall have received the opinion and certifications required by the foregoing sentence, but shall otherwise have no obligation with respect to the delivery, form, substance or sufficiency of such documents.
(d)    [Reserved.]
(e)    Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.8 and upon compliance with any provisions of this Agreement relating to such transfer, the Owner Trustee shall execute on behalf of the Trust, and the Certificate Registrar shall authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more

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new Certificates of a like aggregate Percentage Interest in the Trust dated the date of authentication by the Certificate Registrar or any authenticating agent.
(f)    At the option of a Holder, Certificates may be exchanged for other Certificates of a like aggregate Percentage Interest, as shown on the applicable Certificates, upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8. Whenever any Certificates are so surrendered for exchange, the Owner Trustee shall execute on behalf of the Trust, and the Certificate Registrar shall authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver) one or more Certificates dated the date of authentication by the Certificate Registrar or any authenticating agent. Such Certificates shall be delivered to the Holder making the exchange.
(g)    Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder or his attorney duly authorized in writing and such other documents and instruments as may be required by Section 3.4(b). Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed or otherwise disposed of by the Owner Trustee or Certificate Registrar in accordance with its customary practice.
(h)    The Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed and any other expenses of the Owner Trustee or the Certificate Registrar in connection with any transfer or exchange of Certificates.
(i)    The Certificates may not be acquired with the assets of or held by or for the account of a Benefit Plan Investor other than an “insurance company general account,” as defined in Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”), whose underlying assets include less than 25% “plan assets” of Benefit Plan Investors, who is not and is not an affiliate of a person that has discretionary authority or control with respect to the assets of the Trust or provides investment advice for a fee (direct or indirect) with respect to such assets, and for which the acquisition and holding of Certificates is eligible and satisfies all conditions for relief under PTCE 95-60. The Certificates also may not be acquired with the assets of or held by or for the account of any other plan that is subject to any law that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”) if such acquisition or holding would result in a violation of any Similar Law.
(j)    Each Certificateholder or beneficial owner of a Certificate that is a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Owner Trustee, Certificate Registrar and Paying Agent on or prior to the date such person becomes a Certificateholder or beneficial owner of a Certificate under this Agreement (and from time to time thereafter upon the reasonable request of the Owner Trustee, Certificate Registrar or the Paying Agent), executed originals of Internal Revenue Service Form W-9 certifying that such Certificateholder or beneficial owner of a Certificate is exempt from U.S. federal backup withholding tax. Each Certificateholder or beneficial owner of a Certificate that is not a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Owner Trustee,

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Certificate Registrar and the Paying Agent on or prior to the date such person becomes a Certificateholder or beneficial owner of a Certificate under this Agreement (and from time to time thereafter upon the reasonable request of the Owner Trustee, Certificate Registrar or the Paying Agent), executed originals of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable, and to the extent such Certificateholder is not the beneficial owner of the Certificate, Internal Revenue Service Form W-8IMY accompanied by Internal Revenue Service Form W-8BEN or W-8BEN, as applicable. In the case of a Certificateholder or beneficial owner of a Certificate that is not a United States person (as defined in Section 7701(a)(30) of the Code) and provides an Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable (or Internal Revenue Service Form W-8IMY accompanied with an Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable) under this Section 3.4(j) in order to claim the benefits of the exemption for portfolio interest under Section 881(c) of the Code (instead of, for example, claiming the benefits of an income tax treaty to which the United States is a party), such Certificateholder (or in the case of a Certificateholder providing such Internal Revenue Service Form W-8IMY, the beneficial owner of the Certificate) hereby represents and warrants that it is not a (i) “bank” within the meaning of Section 881(c)(3)(A) of the Code, (ii) “10 percent shareholder” of an obligor on a Receivable within the meaning of Section 881(c)(3)(B) of the Code or (iii) “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code.
(k)    Each Certificateholder or beneficial owner of a Certificate, represents and agrees that, as a result of its own activities separate from those of the Trust, it would not be required to treat income from the Certificates as effectively connected to a United States trade or business of a person that is not a United States person (as defined in Section 7701(a)(30) of the Code), and it further acknowledges that the Trust Agreement provides that no Certificateholder or beneficial owner of a Certificate shall provide the Owner Trustee, Certificate Registrar, or Paying Agent with either an IRS Form W-8ECI (or successor form) or an IRS Form W-8IMY (or successor form) to which an IRS Form W-8ECI (or successor form) is attached (either directly or as part of another form attached to such IRS Form W-8IMY). Each Certificateholder or beneficial owner of a Certificate, represents and agrees that no portion of such Certificate or any interest therein may be transferred, directly or indirectly, to any person that would provide an IRS Form W-8ECI or IRS Form W-8IMY with an attached IRS Form W-8ECI in response to the withholding requirements in the Trust Agreement.
(l)    Each Certificateholder or beneficial owner of a Certificate that would be subject to U.S. federal withholding tax imposed by FATCA if such person were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), shall deliver to the Trust, the Owner Trustee, Certificate Registrar, Paying Agent, Administrator or any person designated by any of the foregoing (individually or collectively as the context may require, the “FATCA Administrator”) at the time or times prescribed by law and at such time or times reasonably requested by the FATCA Administrator such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the FATCA Administrator to comply with FATCA and to determine that such Certificateholder or beneficial owner of a Certificate has complied with such person’s

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obligations under FATCA or to determine the amount to deduct and withhold from such payment to such person.
(m)    Each prospective transferee of a Certificate understands that the Certificates are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, none of the Certificates have been or will be registered under the Securities Act, and, if in the future the transferee decides to offer, resell, pledge or otherwise transfer the Certificates, such Certificates may only be offered, resold, pledged or otherwise transferred in accordance with this Agreement and the applicable legend on such Certificates set forth in the form of Certificate attached hereto as Exhibit A.
(n)    Each transferee of a Certificate understands that an investment in the Certificates involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. Each transferee acknowledges that it has had access to such financial and other information concerning the Trust and the Certificates as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Certificates. Each transferee acknowledges that it has such knowledge and experience in financial and business matters that the transferee is capable of evaluating the merits and risks of its investment in the Certificates, and the transferee and any accounts for which it is acting are each able to bear the economic risk of the holder’s or of its investment.
(o)    No transferee of a Certificate will offer, transfer, pledge, sell or otherwise dispose of the Certificates or any interest in the Certificates to any Person in any manner, or solicit any offer to buy, transfer or otherwise dispose of the Certificates or any interest in the Certificates from any Person in any manner, or make any general solicitation by means of general advertising or in any other manner, or take any other action that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or any other applicable securities laws or require registration pursuant thereto, and will not authorize any Person to act on its behalf, in such manner with respect to the Certificates.
(p)    In connection with the transfer of a Certificate, the Trust shall determine in its sole discretion that the transfer complies with the requirements of Sections 3.4(i) through 3.4(l) of this Agreement.
(q)    Each transferee of a Certificate acknowledges that the Trust, the Owner Trustee, Certificate Registrar, any initial purchaser or placement agent and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties and agreements in this Section 3.4 and agrees that if any of the acknowledgements, representations, warranties or agreements made by it in connection with its purchase of the Certificates are no longer accurate, the transferee will promptly notify the Trust, the Owner Trustee, Certificate Registrar, and any initial purchaser or placement agent.

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(r)    Each Certificateholder and each transferee of a Certificate acknowledges that the Certificates will bear a legend substantially in the form of the legend appearing in the form of Certificate attached hereto as Exhibit A.
(s)    (A) Each Certificateholder and each transferee of a Certificate shall provide to the Administrator on behalf of the Trust and the Depositor any further information required by the Trust to comply with the Corporate Transparency Act, 31 U.S.C. § 5336, and its implementing regulations as may be amended from time to time (the “CTA”), including informing the Administrator if the Certificateholder, the transferee or an owner of the transferee will own or control at least 25 percent of the ownership interests of the Trust as those terms are defined in the CTA, and (B) if it is not the beneficial owner of a Certificate, such beneficial owner shall provide to the Administrator on behalf of the Trust and the Depositor any further information required by the Trust to comply with the CTA, including informing the Administrator if the beneficial owner or an owner of the beneficial owner will own or control at least 25 percent of the ownership interests of the Trust as those terms are defined in the CTA.
(t)    If requested to do so by the Depositor, each transferee of a Definitive Certificate shall deliver an agreement or an undertaking letter, substantially containing the representations set forth in Exhibit B attached hereto, to the Owner Trustee, Certificate Registrar, and the Depositor.
Section 3.5    Mutilated, Destroyed, Lost or Stolen Certificates.
(a)    If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar, the Owner Trustee and the Trust such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of actual knowledge of a Responsible Officer of the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a protected purchaser, the Owner Trustee shall execute on behalf of the Trust, and the Certificate Registrar shall authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a replacement Certificate of a like aggregate Percentage Interest in the Trust, as shown on the Certificate Register; provided, however, that if any such destroyed, lost or stolen Certificate, but not a mutilated Certificate, shall have become or within seven (7) days shall be payable, then, instead of issuing a replacement Certificate, the Paying Agent may make distributions to the registered Certificateholder of such destroyed, lost or stolen Certificate when so payable.
(b)    If, after the delivery of a replacement Certificate or payment in respect of a destroyed, lost or stolen Certificate pursuant to Section 3.5(a), a protected purchaser of the original Certificate in lieu of which such replacement Certificate was issued presents for payment or distribution such original Certificate, the Certificate Registrar shall be entitled to recover such replacement Certificate (and any distributions or payments made with respect thereto) or such payment or distribution from the Person to whom it was delivered or any Person taking such replacement Certificate from such Person to whom such replacement Certificate was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon

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the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Certificate Registrar in connection therewith.
(c)    In connection with the issuance of any replacement Certificate under this Section 3.5, the Owner Trustee, and the Certificate Registrar may require the payment by the Holder of such Certificate of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Owner Trustee and the Certificate Registrar) connected therewith.
(d)    Any duplicate Certificate issued pursuant to this Section 3.5 in replacement of any mutilated, destroyed, lost or stolen Certificate shall constitute an original additional beneficial interest in the Trust, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time or be enforced by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates duly issued hereunder.
(e)    The provisions of this Section 3.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.
Section 3.6    Persons Deemed Certificateholders. Subject to the provisions of Section 3.4 herein, prior to due presentation of a Certificate for registration of transfer, the Owner Trustee and the Certificate Registrar and any Paying Agent may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the Certificateholder of such Certificate for the purpose of receiving distributions pursuant to Article V and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar and the Paying Agent shall be affected by any notice to the contrary.
Section 3.7    Access to List of Certificateholders’ Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Paying Agent and the Depositor, within fifteen (15) days after receipt by the Certificate Registrar of a request therefor from the Paying Agent or the Depositor in writing, a list of the names and addresses of the Certificateholders as of the most recent Record Date. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Paying Agent, the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.
Section 3.8    Maintenance of Corporate Trust Office and Records. The Owner Trustee shall maintain an office or offices or agency or agencies where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Transaction Documents may be served. The Owner Trustee initially designates its office located at 103 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Corporate Trust Administration as its principal office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor, the Paying Agent and the Certificateholders of any change in the location of the Owner Trustee or any such office or agency. The Owner Trustee shall maintain (or cause to be maintained) copies of all documents, instructions, notices and any other writings (in hard copy or electronic form),

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delivered to the Owner Trustee by any Person with respect to the Trust. The Certificate Registrar shall maintain an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange.  The Certificate Registrar initially designates its office located at 1505 Energy Park Drive, St. Paul, MN 55108, Attention: Computershare Corporate Trust – Asset-Backed Administration, as its principal office for such purposes.  The Certificate Registrar shall give prompt written notice to the Depositor, the Paying Agent, the Owner Trustee and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.
Section 3.9    Appointment of Paying Agent. Except as otherwise provided in Section 5.2, the Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee and the Servicer. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee is directed by the Administrator in writing that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Indenture Trustee, and any co-paying agent chosen by the Administrator. The Indenture Trustee shall be permitted to resign as Paying Agent upon thirty (30) days’ written notice to the Administrator. If the Indenture Trustee shall no longer be the Paying Agent, the Owner Trustee, upon receipt of written direction from the Administrator, shall appoint a successor to act as Paying Agent (which shall be a bank, insurance company or trust company). The Administrator shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrator to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 6.3, 6.6, 6.7 and 6.9 shall apply to the Indenture Trustee also in its role as Paying Agent or Certificate Registrar for so long as the Indenture Trustee shall act as Paying Agent or Certificate Registrar and, to the extent applicable, shall also apply to any other paying agent, certificate registrar or authenticating agent appointed hereunder. The rights, protections, indemnities and immunities of the Indenture Trustee under the Indenture and the Servicing Agreement shall apply to the Indenture Trustee in its roles as Paying Agent and Certificate Registrar for so long as the Indenture Trustee shall act as Paying Agent or Certificate Registrar and, to the extent applicable, shall also apply to any other paying agent, certificate registrar or authenticating agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.
Section 3.10    Depositor as Certificateholder. The Depositor in its individual or any other capacity may become the owner or pledgee of Certificates and may otherwise deal with the Owner Trustee and the Certificate Registrar or any such party’s respective Affiliates as if it were not the Depositor.

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Section 3.11    Rule 144A Information. The Depositor shall, during any period in which a purchaser of the Certificates holds such Certificates and in which the Depositor is not subject to Sections 13 or 15(d) of the Exchange Act, make available, upon request, to any Holder of such Certificates in connection with any sale thereof and any prospective purchaser of Certificates from such Holder, the information specified in Rule 144A(d)(4) under the Act.
Section 3.12    Definitive Certificates. If (a) the Administrator advises the Owner Trustee and the Certificate Registrar in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Certificates and the Trust is unable to locate a qualified successor, (b) the Administrator, at its option, advises the Owner Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Clearing Agency, or (c) Certificate Owners representing beneficial interests aggregating at least a majority of the Percentage Interests in the Trust advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners, then the Clearing Agency shall notify all Certificate Owners, Certificate Registrar, and the Owner Trustee of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the typewritten Certificate or Certificates representing the Book-Entry Certificate by the Clearing Agency, accompanied by registration instructions, the Trust shall execute and the Certificate Registrar shall authenticate the Definitive Certificates in accordance with the instructions of the Clearing Agency. None of the Trust, the Certificate Registrar or the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates and their registration by the Certificate Registrar in the Certificate Register, the Owner Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders.
Section 3.13    Notices to Clearing Agency. Whenever a notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the owner of a Certificate pursuant to Section 3.12, the Owner Trustee shall give all such notices and communications specified herein to be given to the Certificateholders to the Clearing Agency, and shall have no obligation to the beneficial owner of a Certificate.
Section 3.14    Restrictions on Certificate Transfers.
(a)     After the Closing Date, no Retained Certificate shall be sold, transferred, conveyed or assigned unless counsel satisfactory to the Owner Trustee has rendered an Opinion of Counsel to the effect that (i) such sale, transfer, conveyance or assignment by the Depositor would not cause the Grantor Trust to fail to qualify as a grantor trust for United States federal income tax purposes and (ii) all Retained Notes (excluding for this purpose Retained Notes to the extent such Retained Notes are not treated as outstanding for United States federal income tax purposes) that are Class A Notes, Class B Notes, Class C Notes and Class D Notes will, when issued, be characterized as indebtedness for United States federal income tax purposes and all Retained Notes (excluding for this purpose Retained Notes to the extent such Retained Notes are not treated as outstanding for United States federal income tax purposes) that are Class N Notes should, when issued, be characterized as indebtedness for United States federal income tax

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purposes, provided, that the Opinion of Counsel required by clauses (i) and (ii) shall not be required if either (A) at least a majority of the Percentage Interests in the Trust are beneficially owned by Persons who are not Affiliates of the Depositor or (B) the Depositor sells, transfers, conveys or assigns such Retained Certificate to (1) an Affiliate of the Depositor treated as the Depositor for United States federal income tax purposes or (2) an Affiliate of the Depositor where such Retained Certificates transferred to such Affiliate represents all of the issued Certificates of the Trust and such Affiliate (including a person treated as an Affiliate for United States federal income tax purposes) also owns all of the Retained Notes.
(b)    Each Certificateholder acknowledges and represents that it is not a member of an “expanded group” (within the meaning of the regulations issued under Section 385 of the Code) that includes a domestic corporation (as determined for U.S. federal income tax purposes) that holds any Notes if such domestic corporation, directly or indirectly (through one or more entities that are treated for U.S. federal income tax purposes as partnerships, disregarded entities, or grantor trusts), owns 80% or more of the capital or profits of the Trust.
(c)    Each Certificateholder, if it is acting as a nominee or in a similar capacity, represents and agrees that no beneficial owner for which it is acting as a nominee owns less than the minimum denomination for such Certificate.
(d)    Each Certificateholder or beneficial owner of a Certificate, represents and agrees that (i) either (A) it is not and will not become for U.S. federal income tax purposes a partnership, subchapter S corporation or grantor trust (or a disregarded entity the single owner of which is any of the foregoing) (each such entity a “Flow-Through Entity”) or (B) if it is or becomes a Flow-Through Entity, then (1) none of the direct or indirect beneficial owners of any of the interests in such Flow-Through Entity has or ever will have more than 50% of the value of its interest in such Flow-Through Entity attributable to the interest of such Flow-Through Entity in the Certificates, other interest (direct or indirect) in the Trust, or any interest created under the Indenture and (2) it is not and will not be a principal purpose of the arrangement involving the investment of such Flow-Through Entity in any Certificate to permit any partnership to satisfy the 100 partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Code, and (ii) it does not and will not beneficially own a Certificate (or any beneficial interest therein) in an amount that is less than the minimum denomination for such Certificate.
(e)    Each Certificateholder or beneficial owner of a Certificate represents and agrees that no transfer of a Certificate shall be permitted if such transfer is effected through an established securities market or secondary market (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code and any regulation thereunder.
(f)    Each Certificateholder or beneficial owner of a Certificate, represents and agrees that it will not take any action that could cause, and will not omit to take any action, which omission could cause, the Trust to become taxable as a corporation for U.S. federal income tax purposes.
(g)    Each Certificateholder agrees that any purported transfer of any Certificate or any beneficial interest in a Certificate that is not made in accordance with the restrictions set

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forth herein will be null and void from the beginning and will not be given effect for any purpose thereunder. The Trust may sell, or direct the Administrator to sell on its behalf, any Certificate or beneficial interest therein acquired in violation of the foregoing at the cost and risk of the purported transferee. If the transferee fails to transfer such Certificate or such beneficial interests in such Certificate within thirty (30) days after notice of the voided transfer, then the Trust shall cause such transferee’s interest in such Certificate to be transferred in a commercially reasonable sale arranged by the Trust (conducted by the Trust or an agent of the Trust in accordance with Section 9-610(b) of the UCC as applied to securities that are sold on a recognized market or that may decline speedily in value).
ARTICLE IV
ACTIONS BY OWNER TRUSTEE
Section 4.1    Prior Notice to Certificateholders with Respect to Certain Matters. The Owner Trustee shall not take action with respect to the following matters, unless (i) the Owner Trustee shall have notified the Certificateholders in writing (with a copy to the Depositor) of the proposed action at least ten (10) days (or such shorter period as is acceptable to the Certificateholders) before the taking of such action, and (ii) the Majority Certificateholders shall not have notified the Owner Trustee in writing prior to the 10th day (or such shorter period acceptable to the Majority Certificateholders) after such notice is given that such Majority Certificateholders have withheld consent or provided alternative direction:
(a)    the initiation of any material claim or lawsuit by the Trust (other than an action by the Indenture Trustee or an action to collect on a Receivable) and the compromise of any material action, proceeding, investigation, claim or lawsuit brought by or against the Trust (other than an action by the Indenture Trustee or an action to collect on a Receivable);
(b)    except as may be required under the Statutory Trust Act, the election by the Trust to file an amendment to the Certificate of Trust filed with the Delaware Secretary of State;
(c)    the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required; or
(d)    the appointment pursuant to the Indenture or the Administration Agreement, as applicable, of a successor Note Registrar, Paying Agent for the Notes or Indenture Trustee, or pursuant to this Agreement, of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent for the Notes, Indenture Trustee or Certificate Registrar of its obligations under the Indenture, the Administration Agreement or this Agreement, as applicable.
Section 4.2    Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power (a) except upon the written direction of the Majority Certificateholders, to remove the Administrator under the Administration Agreement pursuant to Section 10 thereof, appoint a successor Administrator pursuant to Section 10(e) of the Administration Agreement or, (b) except as expressly provided in the Transaction Documents, sell the Grantor Trust Certificate or any interest therein prior to the termination of the Indenture

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and the termination of the Grantor Trust. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Majority Certificateholders.
Section 4.3    Action by Certificateholders with Respect to Bankruptcy. Notwithstanding any prior termination of this Agreement, the Owner Trustee shall not have the power to commence a voluntary case under Title 11 of the United States Code or any successor provision relating to the Trust without the prior approval of the Majority Certificateholders and the delivery to the Owner Trustee by such Majority Certificateholders of a certificate certifying that such Majority Certificateholders reasonably believe that the Trust is insolvent; provided, however, that under no circumstances shall the Owner Trustee commence or join in commencing any such case prior to the date that is one year and one day after termination of the Trust.
Section 4.4    Restrictions on Certificateholders’ Power. No Certificateholder shall direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement, including Section 2.3, or any of the other Transaction Documents, nor shall the Owner Trustee be obligated to follow any such direction, if given. The Certificateholders shall not and shall not direct the Owner Trustee to take action that would violate the provisions of Section 6.1 and, if given, the Owner Trustee shall not be obligated to follow any such direction.
Section 4.5    Majority Control. Except as expressly provided herein, any action that may be taken or consent that may be given or withheld by the Certificateholders under this Agreement shall be effective if such action is taken or such consent is given or withheld by the Majority Certificateholders as of the close of the preceding Distribution Date. Except as expressly provided herein, any written notice, instruction, direction or other document of the Majority Certificateholders delivered pursuant to this Agreement shall be effective if signed by the Majority Certificateholders.
ARTICLE V
APPLICATION OF TRUST FUNDS; CERTAIN DUTIES
Section 5.1    Establishment of Certificate Distribution Account.
(a)    The Administrator, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trust an Eligible Deposit Account known as the Carvana Auto Receivables Trust 2024-P4 Certificate Distribution Account (the “Certificate Distribution Account”), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Certificate Distribution Account shall initially be established as a segregated trust account by the Paying Agent with the Account Holder.
(b)    The Certificateholders shall possess all right, title and interest in and to all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise provided herein or in the Indenture, the Certificate Distribution Account shall be under the sole dominion and control of the Paying Agent for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible

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Deposit Account, the Owner Trustee (or the Administrator on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an Affiliate thereof) shall within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an Eligible Deposit Account and shall direct the Paying Agent to transfer any cash or any investments to such new Certificate Distribution Account.
Section 5.2    Application of Trust Funds.
(a)    On each Distribution Date, the Paying Agent shall distribute to the Certificateholders, on a pro rata basis, amounts equal to the amounts deposited in the Certificate Distribution Account pursuant to Section 2.7 of the Indenture on or prior to such Distribution Date. Funds received by the Paying Agent by 1:00 p.m. (Eastern time) on any Distribution Date will be distributed to the Certificateholders on such Distribution Date. The Paying Agent shall use its best efforts to distribute any funds received after 1:00 p.m. (Eastern time) on any Distribution Date to the Certificateholders as soon as reasonably possible, but the Paying Agent shall not be liable if such funds are not distributed until the next Business Day. Any funds received by the Paying Agent after 1:00 p.m. (Eastern time) shall be held uninvested in the Certificate Distribution Account until distributed to the Certificateholders, and the Paying Agent shall not be liable for any interest thereon.
(b)    On each Distribution Date, the Paying Agent shall send to each Certificateholder the statement provided to the Paying Agent by the Servicer pursuant to Section 2.8 of the Servicing Agreement on such Distribution Date.
(c)    If any withholding tax is imposed on the Trust’s payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.2. The Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally payable by the Trust (but such authorization shall not prevent the Paying Agent from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Administrator or the Paying Agent, upon notification from the Administrator that the appropriate tax forms have not been received by the Administrator, may withhold such amounts in accordance with this Section 5.2(c). If a Certificateholder wishes to apply for a refund of any such withholding tax, the Paying Agent shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Paying Agent for any out-of-pocket expenses incurred.
(d)    If the Indenture Trustee holds escheated funds for payment to the Trust pursuant to Section 3.3(e) of the Indenture, the Owner Trustee shall, upon notice from the Indenture Trustee that such funds exist, submit on behalf of the Trust an Issuing Entity Order to

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the Indenture Trustee pursuant to Section 3.3(e) of the Indenture instructing the Indenture Trustee to pay such funds to or at the order of the Depositor.
Section 5.3    Method of Payment. Subject to Section 7.1(c), distributions required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the related Record Date by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Paying Agent appropriate written instructions at least five (5) Business Days prior to such Distribution Date or if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register; provided, however, that, unless and until Definitive Certificates have been issued pursuant to Section 3.12, with respect to Book-Entry Certificates registered on the applicable Record Date in the name of the Certificate Depository (initially, Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by the Certificate Depository.
Section 5.4    Accounting and Reports to the Certificateholders, the Internal Revenue Service and Others. The Owner Trustee shall maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations or otherwise, such information in the possession or control of the Owner Trustee as may be required to enable each Certificateholder to prepare its federal income tax return, file such tax returns relating to the Trust and make such elections as may from time to time be required or appropriate under any applicable State or federal statute or rule or regulation thereunder so as to maintain the Trust’s characterization as an entity described in Section 2.11 for U.S. federal income tax purposes, cause such tax returns to be signed in the manner required by law and collect or cause to be collected any withholding tax as described in and in accordance with Section 5.2(c) with respect to income or distributions to Certificateholders. The Independent Accountant, at the direction of the Administrator on behalf of the Trust, shall annually cause to be sent to each Certificateholder a separate statement setting forth each such Certificateholder’s share of items of income, gain, loss, deduction or credit and will instruct each such Certificateholder to report such items on its federal income tax return. The Independent Accountant, at the direction of the Administrator on behalf of the Trust, shall prepare or cause to be prepared the returns and information required by Treasury Regulations Section 1.671-5, as well as any other applicable provisions of law, to be provided and filed, as applicable, in the manner prescribed therein.
Section 5.5    Tax Returns; Other Tax Matters. The Independent Accountant, at the direction of the Administrator on behalf of the Trust, shall prepare, or cause to be prepared, any and all applicable tax returns of the Trust. The Administrator shall sign on behalf of the Trust any and all applicable tax returns of the Trust, unless applicable law requires a Certificateholder to sign such documents, in which case such Certificateholder hereby agrees to sign such document and to cooperate fully with the reasonable requests of the Administrator with respect thereto.

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ARTICLE VI
THE OWNER TRUSTEE
Section 6.1    Duties of Owner Trustee.
(a)    The Owner Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Agreement and the other Transaction Documents, including the administration of the Trust in the interest of the Certificateholders, subject to the Transaction Documents and in accordance with the provisions of this Agreement. No implied covenants, obligations or duties (including fiduciary duties) or liabilities otherwise existing at law or in equity with respect to the Trust, shall be read into this Agreement. The Owner Trustee shall have no duty or obligation to perform the duties and obligations of the Trust and shall act only at the written direction of the Majority Certificateholders and, to the extent expressly provided herein, the Administrator or the Depositor with respect to the duties of the Trust.
(b)    Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Transaction Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Trust or the Owner Trustee hereunder or under any other Transaction Document, and the Owner Trustee shall not be responsible for monitoring or supervising or performing the duties and obligations of the Administrator and shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.
(c)    In the absence of bad faith on its part, the Owner Trustee may conclusively rely upon certificates or opinions furnished to the Owner Trustee and conforming to the requirements of this Agreement in determining the truth of the statements and the correctness of the opinions contained therein; provided, however, that the Owner Trustee shall have examined such certificates or opinions so as to determine compliance of the same with the requirements of this Agreement.
(d)    The Owner Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:
(i)    this Section 6.1(d) shall not limit the effect of Sections 6.1(a) or 6.1(b);
(ii)    the Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Owner Trustee was grossly negligent in ascertaining the pertinent facts; and
(iii)    the Owner Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 4.1, Section 4.2 or Section 6.4.

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(e)    Subject to Sections 5.1 and 5.2, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the Indenture and may be deposited under such general conditions as may be prescribed by law. Such funds shall be held (i) in a non-interest bearing trust account and (ii) uninvested, and the Owner Trustee shall not be liable for any interest thereon.
(f)    The Owner Trustee shall have no responsibility to record this Agreement or any other Transaction Document, to prepare or file any financing or continuation statement or amendment in any public office at any time or otherwise to perfect or maintain the perfection of any ownership or security interest or lien or to prepare or file any qualification to do business, or securities law filing or report or to monitor or cause the Trust to comply with Regulation RR.
(g)    The Owner Trustee shall not take any action that (i) is inconsistent with the purposes of the Trust set forth in Section 2.3 or (ii) would, to the actual knowledge of a Responsible Officer of the Owner Trustee, cause the Trust to fail to qualify as a grantor trust for United States federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take any action or themselves take any action that would violate the provisions of this Section 6.1.
Section 6.2    Rights of Owner Trustee. The Owner Trustee is authorized and directed to execute and deliver the Transaction Documents, each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust or the Owner Trustee is to be a party and any additional agreement, document, letter or undertaking to be entered into in connection with the Transaction Documents or the transactions described therein to which the Trust is to be a party, each as presented to the Owner Trustee by the Depositor or its counsel and in such form as the Depositor shall approve as evidenced conclusively by the Owner Trustee’s execution thereof. The Owner Trustee is authorized to execute such additional documents and amendments to the Transaction Documents as it shall be directed in writing by the Administrator, the Servicer or the Depositor. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Transaction Documents. The Owner Trustee is further authorized from time to time to take such action as the Depositor, the Majority Certificateholders or the Administrator recommends and directs in writing with respect to the Transaction Documents.
Section 6.3    Acceptance of Trusts and Duties. Except as otherwise provided in this Article VI, in accepting the trusts hereby created, BNY Mellon Trust of Delaware acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Transaction Document shall look only to the Owner Trust Estate for payment or satisfaction thereof. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of the Transaction Documents. The Owner Trustee shall not be liable or accountable hereunder or under any other Transaction Document under any circumstances, except for its own grossly negligent action, its own grossly negligent failure to act

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or its own willful misconduct or in the case of the inaccuracy of any representation or warranty contained in Section 6.6 and expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):
(a)    the Owner Trustee shall at no time have any responsibility or liability for, or with respect to, the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for, or with respect to, the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or to Noteholders under the Indenture, including: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Indenture Trustee or the Servicer or any sub-servicer taken in the name of the Owner Trustee;
(b)    the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Depositor, the Administrator, any Certificateholder or the Majority Certificateholders, as applicable;
(c)    no provision of this Agreement or any other Transaction Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers hereunder or under any other Transaction Document, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;
(d)    under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes, or any Trust representation, warranty, covenant or obligation under the Transaction Documents;
(e)    the Owner Trustee shall not be responsible for or in respect of and makes no representation as to the validity or sufficiency of any provision of this Agreement other than as explicitly set forth herein or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for, or in respect of, the validity or sufficiency of the Notes, the Certificates, the other Transaction Documents, any Receivables or any related documents, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the other Transaction Documents;
(f)    the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Indenture Trustee, the Depositor or the Servicer under any of the Transaction

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Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Transaction Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture, the Depositor under this Agreement or the Servicer under the Servicing Agreement;
(g)    the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Transaction Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act;
(h)    notwithstanding anything to the contrary contained herein or in any other Transaction Document, and notwithstanding any Person’s right to instruct the Owner Trustee, neither the Owner Trustee nor any agent, employee, director or officer of the Owner Trustee shall have any obligation to execute, deliver or certify on behalf of the Trust or any other Person any filings, certificates, affidavits or other instruments required pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated pursuant thereto, and the refusal to comply with any such instructions shall not constitute a default or breach under any Transaction Document. In the event that the Owner Trustee, on behalf of the Trust, does not execute, deliver or certify any filings, certificates, affidavits or other instruments required under the Sarbanes-Oxley Act of 2002, an Authorized Officer of the Administrator shall, on behalf of the Trust, execute, deliver or make such certification;
(i)    to the fullest extent permitted by law and notwithstanding anything in this Agreement to the contrary, the Owner Trustee shall not be personally liable for (x) special, consequential or punitive damages, however styled, including lost profits or (y) the acts or omissions of any nominee, correspondent, clearing agency or securities depository through which it holds the Trust’s securities or assets;
(j)    the Owner Trustee shall not be liable or responsible for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, any force majeure event, including but not limited to strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, pandemics or epidemics, nuclear or natural catastrophes or acts of God, power outages, loss or malfunctions of utilities, communications or computer (software and hardware) services, or other circumstances beyond its control; it being understood that the Owner Trustee shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances;

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(k)    the Owner Trustee shall not be deemed to have knowledge or notice of any fact or event unless a Responsible Officer of the Owner Trustee has actual knowledge thereof or unless written notice of such fact or event is received by a Responsible Officer and such notice references the fact or event;
(l)    notwithstanding anything contained herein or in any of the Transaction Documents to the contrary, the Owner Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with, licensing by or taking of any action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware, (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Owner Trustee, or (iii) subject the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee contemplated hereby. The Owner Trustee shall be entitled to obtain advice of counsel (the reasonable fees and expenses of which shall be reimbursable by the Trust pursuant to Section 2.7 of the Indenture) to determine whether any action required to be taken pursuant to this Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Owner Trustee may, or if instructed to do so by the Administrator, shall appoint an additional trustee pursuant to Section 6.12 hereof to proceed with such action;
(m)    the Owner Trustee shall not be required to provide, on its own behalf, any surety bond or other kind of security in connection with the execution of any of its trusts or powers under this Agreement or any other Transaction Document or the performance of its duties hereunder;
(n)    each of the parties hereto hereby agrees that the Owner Trustee in any capacity (i) has not provided and will not provide in the future, any advice, counsel or opinion regarding the tax, regulatory, financial, investment, securities law or insurance implications and consequences of the formation, funding and ongoing administration of the Trust, including income, gift and estate tax issues, insurable interest issues, risk retention issues, doing business or other licensing matters and the initial and ongoing selection and monitoring of financing arrangements, (ii) has not made any investigation as to the accuracy of any representations, warranties or other obligations of the Trust under the Transaction Documents and shall have no liability in connection therewith, and (iii) the Owner Trustee has not prepared or verified, and shall not be responsible or liable for, any information, disclosure or other statement in any disclosure or offering document or in any other document issued or delivered in connection with the issuance, sale or transfer of the Certificates or the Notes;
(o)    it shall be the Administrator’s duty and responsibility, and not the Owner Trustee’s duty and responsibility, to cause the Trust to respond to, defend, participate in or otherwise act in connection with any regulatory, administrative, governmental, investigative or

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other proceeding or inquiry relating in any way to the Trust, its assets or the conduct of its business;
(p)    the Owner Trustee shall not have any obligation or duty to supervise or monitor the performance of any other Person and shall have no liability for the failure of any other Person to perform its obligations or duties under the Transaction Documents or otherwise;
(q)    neither the Depositor nor the Administrator shall, without the written consent of the Owner Trustee, knowingly take or cause the Trust to take any action which in any way adversely affects or could reasonably be expected to adversely affect the Owner Trustee or any of its rights, duties or protections under this Agreement; and
(r)    to help the government fight the funding of terrorism and money laundering activities, the Customer Identification Program (CIP) requirements established under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Title III of Pub. L. 107 56 (signed into law October 26, 2001) and its implementing regulations (collectively, USA PATRIOT Act), the Financial Crimes Enforcement Network’s (FinCEN) Customer Due Diligence Requirements and such other laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions (collectively, the “Applicable Anti-Money Laundering Law”), requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, in order to comply with the Applicable Anti-Money Laundering Law, the Owner Trustee is required to obtain on or before the Closing Date and from time to time thereafter documentation to verify and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a trust or other legal entity, the Owner Trustee will ask for documentation to verify its formation and existence as a legal entity, financial statements, licenses, tax identification documents, and identification and authorization documents from individuals claiming authority to represent the entity and other relevant documentation and information (including beneficial owners of such entities). The Owner Trustee may, to the fullest extent permitted by applicable law, including the Applicable Anti-Money Laundering Law, conclusively rely on, and shall be fully protected and indemnified in relying on, any information received, and failure to provide such information may result in an inability of the Owner Trustee to perform its obligations hereunder which, at the sole option of the Owner Trustee, may result in the immediate resignation of the Owner Trustee, subject to Section 6.10, notwithstanding anything to the contrary in this Agreement. The parties hereto agree that solely for purposes of the Applicable Anti-Money Laundering Law, (i) the Depositor is and shall be deemed to be the sole beneficial owner of the Trust, and (ii) the Depositor is and shall deemed to be the party with the power and authority to control the Trust.
Section 6.4    Action upon Instruction by Certificateholders.
(a)    Subject to Section 4.4, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Section 4.5. Further, with respect to provisions hereunder that provide for instructions by the Certificateholders, for so long as all outstanding Certificates are Book-Entry Certificates, if the Owner Trustee shall have notified the

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Certificateholders in writing of a proposed action and within fifteen (15) Business Days of such notice (or within such shorter time as may be required under the circumstances and noted in the request for instruction) none of the Certificateholders shall have notified the Owner Trustee in writing that such Certificateholder has withheld consent or provided alternative instruction, the Owner Trustee, in the place of Certificateholder instruction hereunder, may accept and rely on the written instruction of the Administrator. If subsequently the Owner Trustee receives alternative written instruction from the Certificateholders, such subsequent instruction shall control unless the Owner Trustee has already acted at the instruction of the Administrator with respect to such matter.
(b)    Notwithstanding the foregoing, the Owner Trustee shall not be required to take or refrain from taking any action hereunder or under any other Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Transaction Document or is otherwise contrary to law.
(c)    Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Transaction Document, or is unsure as to the application, intent, interpretation or meaning of any provision of this Agreement or the other Transaction Documents, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and, to the extent the Owner Trustee acts in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instructions within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Agreement or the other Transaction Documents, and as it shall deem to be in the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for any such action or inaction.
Section 6.5    Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.
Section 6.6    Representations and Warranties of Owner Trustee. The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:
(a)    it is a banking corporation duly organized, validly existing and in good standing under the laws of Delaware. It has satisfied the eligibility requirements set forth in Section 6.13.
(b)    it has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

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(c)    the execution, delivery and performance by it of this Agreement (i) does not violate any provision of any law or regulation of the State of Delaware or the United States of America governing the banking and trust powers of the Owner Trustee or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to the Owner Trustee or any of its assets, (ii) does not violate any provision of the corporate charter or by-laws of the Owner Trustee or (iii) does not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or Lien could reasonably be expected to have a Material Adverse Effect on the Owner Trustee’s performance or ability to perform its duties as Owner Trustee under this Agreement or on the transactions contemplated in this Agreement.
(d)    this Agreement has been duly executed and delivered by it and, assuming due authorization, execution and delivery by the Depositor, constitutes the legal, valid and binding agreement of it, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
Section 6.7    Reliance; Advice of Counsel.
(a)    The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.
(b)    In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Transaction Documents, the Owner Trustee may act directly or through its agents, attorneys, custodians or nominees pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Owner Trustee in good faith and without gross negligence; and may consult with counsel, accountants and other skilled professionals to be selected in good faith and without gross negligence and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any other Transaction Document.

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Section 6.8    Owner Trustee May Own Certificates and Notes. BNY Mellon Trust of Delaware or any successor Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Indenture Trustee, the Administrator and the Servicer in transactions in the same manner as it would have if it were not the Owner Trustee.
Section 6.9    Compensation and Indemnity.
(a)    The Owner Trustee shall receive as compensation for its services hereunder (i) on the date of execution of this Agreement, an initial fee and an annual fee for its services to be provided, and (ii) such fees as have been separately agreed upon before the date hereof by the Owner Trustee, and the Owner Trustee, any paying agent, registrar, authenticating agent or co-trustee shall be entitled to be reimbursed for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, custodians, nominees, representatives, experts and external counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder as specified in Section 2.7 of the Indenture.
(b)    The Trust shall indemnify, defend and hold harmless the Owner Trustee (in its individual and trustee capacities), any paying agent, registrar, authenticating agent or co-trustee and its successors, assigns, agents and servants from and against all costs, expenses, losses, claims, actions, suits, damages and liabilities, including reasonable and documented legal fees and expenses of external counsel, in connection with the successful enforcement of their indemnification rights hereunder, of any kind and nature whatsoever arising out of or incurred in connection with (i) the Owner Trustee’s performance of its duties under the Indenture or any other Transaction Document, or (ii) the acceptance, administration or performance by, or action or inaction of, the Owner Trustee of the trusts and duties contained in this Agreement and the other Transaction Documents, including the administration of the Owner Trust Estate, except in each case to the extent that such cost, expense, loss, claim, damage or liability (A) is due to the willful misconduct, bad faith or gross negligence (except for errors in judgment) of the Person indemnified, or (B) arises from the Owner Trustee’s breach of any of its representations or warranties set forth in Section 6.6.
(c)    The Administrator shall indemnify, defend and hold harmless the Owner Trustee (in its individual and trustee capacities), any paying agent, registrar, authenticating agent or co-trustee and its successors, assigns, agents and servants from and against all costs, expenses, losses, claims, actions, suits, damages and liabilities, including reasonable and documented legal fees and expenses of external counsel, in connection with the successful enforcement of their indemnification rights hereunder, of any kind and nature whatsoever arising out of or incurred in connection with (i) the Administrator’s performance of its duties under this Agreement or the Administration Agreement; or (ii) the failure by the Administrator to comply with any term, provision or covenant contained in this Agreement or any other Transaction Document, except in each case to the extent that such cost, expense, loss, claim, action, suit, damage or liability (A) is due to the willful misconduct, bad faith or gross negligence (except for errors in judgment) of the

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Person indemnified, or (B) arises from the breach of any of the representations or warranties set forth in Section 6.6.
The indemnities contained in this Section 6.9 shall survive the resignation or removal of the Owner Trustee or the termination of this Agreement. To the extent that the Trust or the Administrator fails to pay any amounts due and owing to the Owner Trustee pursuant to this Section 6.9, such amounts shall be payable pursuant to Section 2.7 of the Indenture. Any amounts paid to the Owner Trustee pursuant to this Article VI shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.
Section 6.10    Replacement of Owner Trustee.
(a)    The Owner Trustee may give notice of its intent to resign and be discharged from the trusts hereby created by giving notice thereof to the Depositor, the Administrator and the Certificateholders; provided that no such resignation shall become effective, and the Owner Trustee shall not resign, prior to the time set forth in Section 6.10(c). If no successor Owner Trustee shall have been appointed pursuant to Section 6.10(b) and have accepted such appointment within thirty (30) days after the giving of such notice, the Owner Trustee giving such notice may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee. The Depositor or the Administrator shall remove the Owner Trustee if:
(i)    the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 6.13 and shall fail to resign after written request therefor by the Administrator;
(ii)    the Owner Trustee shall be adjudged bankrupt or insolvent;
(iii)    a receiver or other public officer shall be appointed or take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or
(iv)    the Owner Trustee shall otherwise be incapable of acting.
(b)    If the Owner Trustee gives notice of its intent to resign or is removed or if a vacancy exists in the office of Owner Trustee for any reason, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate (one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee) and shall pay all fees, expenses and indemnities owed to the outgoing Owner Trustee.
(c)    Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 6.10 shall not become effective, and no such resignation shall be deemed to have occurred, until a written acceptance of appointment is delivered by the successor Owner Trustee to the outgoing Owner Trustee, the Depositor, the Administrator and the Certificateholders and all fees, expenses and indemnities due to the outgoing Owner Trustee are paid. Costs associated with the resignation or removal of

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the Owner Trustee and the appointment of a successor Owner Trustee will be borne by the Trust. Any successor Owner Trustee appointed pursuant to this Section 6.10 shall be eligible to act in such capacity in accordance with Section 6.13 and, following compliance with the preceding sentence, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.
(d)    The predecessor Owner Trustee shall upon payment of its fees, expenses and indemnity deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement. The Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.
(e)    Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 6.10, the Administrator shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies. Any successor Owner Trustee appointed hereunder shall file an amendment to the Certificate of Trust.
Section 6.11    Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such Person shall be eligible pursuant to Section 6.13, and without the execution or filing of any instrument or any further act on the part of any of the parties hereto; provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Depositor, who promptly shall notify the Rating Agencies. In connection therewith, the Owner Trustee shall file an amendment to the Certificate of Trust if required by the Statutory Trust Act.
Section 6.12    Appointment of Co-Trustee or Separate Trustee.
(a)    Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Majority Certificateholders, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Owner Trust Estate, and to vest in such Person (in the name of the Trust and not in such Person’s name for the Trust, except to the extent otherwise required by, and in accordance with, Section 2.8), in such capacity, such title to the Owner Trust Estate, or any part thereof, and, subject to the other provisions of this Section 6.12, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If neither the Administrator nor the Majority Certificateholders shall have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Owner

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Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 6.13 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 6.10.
(b)    Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:
(i)    all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;
(ii)    no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and
(iii)    the Majority Certificateholders, Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.
(c)    Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.
(d)    Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.
Section 6.13    Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times: (a) be a corporation or other entity satisfying the provisions of Section 3807(a) of the

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Statutory Trust Act; (b) be authorized to exercise corporate trust powers; (c) have (or have a parent which has) a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by federal or State authorities; and (d) have (or have a parent which has) a long-term unsecured debt rating in any generic rating category which signifies investment grade by each Rating Agency or a rating otherwise acceptable to each Rating Agency. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 6.13, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 6.13, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.
ARTICLE VII
TERMINATION OF TRUST AGREEMENT
Section 7.1    Termination of Trust Agreement.
(a)    The Trust shall be dissolved and wound-up by the Administrator in accordance with Section 3808 of the Statutory Trust Act immediately prior to the final distribution by the Indenture Trustee and the Paying Agent of all monies or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture, the Servicing Agreement (including the exercise by the Servicer of its option to purchase the Receivables pursuant to Section 6.1 of the Servicing Agreement) and the termination of the Grantor Trust and Article V. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Owner Trust Estate, or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.
(b)    Neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust or this Agreement.
(c)    Subject to Section 5.2(a), notice of any dissolution of the Trust, specifying the Distribution Date upon which the Certificateholders shall surrender their Certificates to the Certificate Registrar for payment of the final distribution and cancellation, shall be given by the Certificate Registrar by letter to Certificateholders mailed within five (5) Business Days of receipt of notice of Optional Purchase from the Servicer given pursuant to Section 6.1 of the Servicing Agreement, in either case, stating: (i) the Distribution Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein designated; (ii) the amount of any such final payment; and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. The Certificate Registrar shall give such notice to the Owner Trustee and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Paying Agent shall

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cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.2.
(d)    If all of the Certificateholders shall not surrender their Certificates for cancellation within six (6) months after the date specified in the written notice referred to in Section 7.1(c), the Certificate Registrar shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one (1) year after the second notice all the Certificates shall not have been surrendered for cancellation, the Certificate Registrar may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable laws with respect to escheat of funds, any funds remaining in the Trust after exhaustion of such remedies in the preceding sentence shall be deemed property of the last Certificateholders of record and distributed by the Paying Agent to the last Certificateholders of record, and none of the Owner Trustee, the Certificate Registrar or the Paying Agent shall have any further liability to the Certificateholders with respect thereto.
(e)    Upon the winding up and termination of the Trust in accordance with Section 3808 of the Statutory Trust Act and this Section 7.1 at the written direction of the Administrator and at the expense of the Administrator, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Act. Thereupon, this Agreement (other than Sections 6.9, 9.8 and 9.9) and the Trust shall terminate.
ARTICLE VIII
MISCELLANEOUS
Section 8.1    Amendment.
(a)    Any term or provision of this Agreement may be amended, waived, supplemented or modified by the Depositor and the Owner Trustee without the consent of any of the Administrator, the Indenture Trustee, the Grantor Trust Trustee, the Grantor Trust, the Noteholders, the Certificateholders or any other Person subject to the satisfaction of one of the following conditions:
(i)    the Depositor delivers an Opinion of Counsel or an Officer’s Certificate to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders or the Unaffiliated Certificateholders;
(ii)    the Rating Agency Condition is satisfied with respect to such amendment and the Depositor notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment; or
(iii)    to cure any ambiguity, correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this

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Agreement or any other Transaction Document or with any description thereof in the Prospectus, the Class N Notes Confidential Offering Memorandum or the Certificate Private Placement Memorandum, or add to the covenants, restrictions or obligations of the Depositor.
(b)    This Agreement may also be amended, waived, supplemented or modified from time to time by the parties hereto with the consent of the Requisite Noteholders as of the close of business on the preceding Distribution Date and, if any Person other than the Depositor or an Affiliate of the Depositor holds any Certificates or if the aggregate Outstanding Amount of the P&I Notes (other than the Class N Notes) has been reduced to zero, the Majority Certificateholders (which consent, whether given pursuant to this Section 8.1(b) or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Notes or Certificates and of any Notes or Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon any Notes or Certificates) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders.
(c)    It will not be necessary for the consent of Noteholders or Certificateholders pursuant to Section 8.1(b) to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Unaffiliated Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by the Noteholders and Unaffiliated Certificateholders will be subject to such reasonable requirements as the Indenture Trustee and Owner Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.
(d)    Prior to the execution of any amendment or consent pursuant to Section 8.1(b), the Depositor shall provide written notification of the substance of such amendment or consent to each Rating Agency and promptly after the execution of any such amendment, the Depositor shall furnish a copy of such amendment to each Rating Agency, the Grantor Trust Trustee, the Owner Trustee and the Indenture Trustee. No amendment pursuant to this Section 8.1 shall be effective which materially and adversely affects the rights, privileges, indemnities, protections or duties of the Indenture Trustee, the Owner Trustee or the Grantor Trust Trustee without the prior written consent of such Person.
(e)    Promptly after the execution of any amendment, supplement or consent pursuant to this Section 8.1, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Unaffiliated Certificateholder and the Indenture Trustee.
(f)    Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee, at the expense of the Trust to the extent such amendments do not relate to a change in the name or address of the Owner Trustee, shall cause the filing of such amendment with the Secretary of State.

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(g)    Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and an Officer’s Certificate of the Administrator stating that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s own rights, privileges, indemnities, duties or obligations under this Agreement or otherwise.
(h)    Notwithstanding anything to the contrary herein, prior to the execution of any amendment to this Agreement, an Opinion of Counsel shall be delivered to the Grantor Trust Trustee and the Owner Trustee to the effect that such amendment would not cause the Grantor Trust to fail to qualify as a grantor trust for United States federal income tax purposes.
Section 8.2    No Legal Title to Owner Trust Estate. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided Percentage Interest therein only in accordance with Articles V and VII. No transfer, by operation of law or otherwise, of any right, title, and interest of the Certificateholders to and in their Percentage Interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.
Section 8.3    Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.
Section 8.4    Derivative Actions. Any provision contained herein to the contrary notwithstanding, the right of any Certificateholder or Certificate Owner to bring a derivative action in the right of the Trust is hereby made expressly subject to the following limitations and requirements:
(a)    such Certificateholder or Certificate Owner must meet all requirements set forth in the Statutory Trust Act; and
(b)    no Certificateholder or Certificate Owner may bring a derivative action in the right of the Trust without the prior written consent of the Majority Certificateholders.
Section 8.5    Notices. All demands, notices and communications upon or to the parties or the Rating Agencies shall be delivered as specified in Part III of Appendix A of the Receivables Purchase Agreement.

Section 8.6    Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held

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invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.
Section 8.7    Counterparts; Electronic Signature. This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document. Delivery of an executed counterpart of this Agreement by email or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (a) an original manual signature, (b) a faxed, scanned, or photocopied manual signature, or (c) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings; provided, however, that any documentation with respect to transfer of the Certificate or other securities presented to the Indenture Trustee or any transfer agent must contain original documents with manually executed signatures.
Section 8.8    Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Administrator, the Owner Trustee and each Certificateholder and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.
Section 8.9    Nonpetition Covenant. To the fullest extent permitted by Applicable Law, the Owner Trustee by entering into this Agreement and each Certificateholder or Certificate Owner, by accepting a Certificate (or interest therein) issued hereunder, hereby covenant and agree that they shall not (nor shall they join with or solicit another person to), prior to the day that is one year and one day after the termination of the Trust and of each other trust heretofore formed by the Depositor, acquiesce, petition or otherwise invoke or cause the Depositor or the Trust to invoke in any court or government authority for the purpose of commencing or sustaining a case against the Depositor or the Trust under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor or the Trust under a federal or State bankruptcy or insolvency proceeding; provided that nothing contained

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herein shall prevent the Owner Trustee from filing a proof of claim in any such proceeding. The terms of this Section 8.9 shall survive the termination of this Agreement.
Section 8.10    No Recourse. Each Certificateholder or Certificate Owner by accepting a Certificate (or any interest therein) acknowledges that such Person’s Certificate (or interest therein) represents beneficial interests in the Trust only and does not represent interests in or obligations of the Depositor, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse, either directly or indirectly, may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Transaction Documents. Except as expressly provided in the Transaction Documents, none of the Depositor, the Servicer or the Owner Trustee in their respective individual capacities, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the distribution of any amount with respect to the Certificates or the Trust’s performance of, or omission to perform, any obligations or indemnifications contained in the Certificates, this Agreement or the other Transaction Documents, it being expressly understood that such Certificateholder obligations have been made solely by the Trust. Each Certificateholder by the acceptance of a Certificate (or beneficial interest therein) agrees that except as expressly provided in the Transaction Documents, in the event of nonpayment of any amounts with respect to the Certificates, it shall have no claim against any of the foregoing Persons for any deficiency, loss or claim therefrom. In the event that any of the foregoing covenants of each Certificateholder and Certificate Owner is prohibited by, or declared illegal or otherwise unenforceable against any such Certificateholder or Certificate Owner under applicable law by any court or other authority of competent jurisdiction, and, as a result, a Certificateholder or Certificate Owner is deemed to have an interest in any assets of the Depositor or any Affiliate of the Depositor other than the Trust, each Certificateholder and Certificate Owner agrees that (a) its claim against any such other assets shall be, and hereby is, subject and subordinate in all respects to the rights of other Persons to whom rights in the other assets have been expressly granted, including to the payment in full of all amounts owing to such entitled Persons, and (b) the covenant set forth in the preceding clause (a) constitutes a “subordination agreement” within the meaning of, and subject to, Section 510(a) of the Bankruptcy Code.
Section 8.11    Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.
Section 8.12    Headings. The article and section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.
Section 8.13    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE

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STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 8.14    Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:
(a)    submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of Delaware, the courts of the United States of America for the District of Delaware and appellate courts from any thereof;
(b)    consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 8.5 of this Agreement;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)    to the extent permitted by applicable law, waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.
Section 8.15    Effect of Amendment and Restatement. It is the intent of the parties hereto that this Agreement shall, as of the date hereof, replace in its entirety the Original Trust Agreement; provided, however, that with respect to the period of time from August 31, 2023, through the date hereof, the rights and obligations of the parties shall be governed by the Original Trust Agreement; and provided further, that the amendment and restatement of the Original Trust Agreement shall not affect any of the grants, conveyances or transfers contemplated by the Original Trust Agreement to have occurred prior to the date hereof.
Section 8.16    Information to be Provided by the Owner Trustee.
(a)    The Owner Trustee agrees to cooperate in good faith with any reasonable request by the Depositor for information regarding the Owner Trustee which is required in order to enable the Depositor to comply with the provisions of Items 1104(e), 1117, 1119 and 1121(c) of Regulation AB and Rule 15Ga-1 under the Exchange Act as it relates to the Owner Trustee or

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to the Owner Trustee’s obligations under this Agreement; provided that with respect to Rule 15Ga-1, and Items 1121(c) and 1104(e) of Regulation AB, the Owner Trustee shall not be deemed a “securitizer” under Regulation AB or under the Exchange Act.
(b)    Except to the extent disclosed by the Owner Trustee in subsection (c) or (d) below, the Owner Trustee shall be deemed to have represented to the Depositor on the first day of each Collection Period with respect to the prior Collection Period that to the best of its knowledge there were no legal or governmental proceedings pending (or known to be contemplated) against BNY Mellon Trust of Delaware, or any property of BNY Mellon Trust of Delaware, that would be material to any Noteholder or, to the extent that the Certificates are registered under the Securities Act for public sale, any holder of such Certificates.
(c)    The Owner Trustee shall, as promptly as practicable following notice to or discovery by the Owner Trustee of any changes to any information regarding the Owner Trustee as is required for the purpose of compliance with Item 1117 of Regulation AB, provide to the Depositor, in writing, such updated information.
(d)    The Owner Trustee shall deliver to the Depositor on or before March 1 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, beginning with March 1, 2025, a written notice from a representative of the Owner Trustee with respect to the immediately preceding calendar year certifying, on behalf of the Owner Trustee, that except to the extent otherwise disclosed in writing to Depositor, to the best of his or her knowledge there were no legal or governmental proceedings pending (or known to be contemplated) against BNY Mellon Trust of Delaware, or any property of BNY Mellon Trust of Delaware, that would be material to any Noteholder or, to the extent that the Certificates are registered under the Securities Act for public sale, any holder of such Certificates.
(e)    The Owner Trustee shall deliver to the Depositor on or before March 1 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, beginning with March 1, 2025, a report of a representative of the Owner Trustee with respect to the immediately preceding calendar year providing to the Depositor such information regarding the Owner Trustee as is required for the purpose of compliance with Item 1119 of Regulation AB; provided, however, (i) the Owner Trustee shall not be required to provide such information, but will notify the Depositor in writing, to the extent that there has been no change to the information previously provided by the Owner Trustee to the Depositor, and (ii) the Owner Trustee shall promptly provide notice to the Depositor following notice to or discovery by a Responsible Officer of the Owner Trustee of any changes to such information, provided to the Depositor, in writing, such information. Such information shall include, at a minimum, a description of any affiliation between the Owner Trustee and any of the following parties to this securitization transaction, as such parties are identified to the Owner Trustee by the Depositor in writing in advance of this securitization transaction:
(i)    the Depositor;
(ii)    Carvana, LLC, as sponsor;

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(iii)    the Trust;
(iv)    the Grantor Trust;
(v)    the Grantor Trust Trustee;
(vi)    the Servicer;
(vii)    the Backup Servicer;
(viii)    the Indenture Trustee
(ix)    the Asset Representations Reviewer;
(x)    the Collateral Custodian; and
(xi)    any other material transaction party.
(f)    In connection with the parties listed in clauses (i) through (xi) of Section 8.16(e), the Owner Trustee shall include a description of whether there is, and if so, the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm’s length transaction with an unrelated third party, apart from this securitization transaction, that currently exists or that existed during the past two years and that is material to an investor’s understanding of the asset backed securities issued in this securitization transaction.
(g)    The Owner Trustee shall provide the Depositor with notification, as soon as practicable and in any event within five (5) Business Days, of all demands delivered to a Responsible Officer of the Owner Trustee for the repurchase or replacement of any Receivable pursuant to any Transaction Document. Subject to this Section 8.16 the Owner Trustee shall have no obligation to take any other action with respect to any demand. In no event shall the Owner Trustee have (i) any responsibility or liability in connection with any filing to be made by a securitizer under the Exchange Act or Regulation AB or (ii) any duty or obligation to undertake any investigation or inquiry related to repurchase activity or otherwise to assume any additional duties or responsibilities except as expressly set forth in this Section 8.16.
Section 8.17    Electronic Means. The Owner Trustee shall accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to, and in accordance with, this Trust Agreement and related Transaction Documents and delivered to the Owner Trustee from an Authorized Officer of the instructing Party using Electronic Means; provided, however, that any instructing Party shall provide to the Owner Trustee an incumbency certificate listing Authorized Officers with the authority to provide such Instructions and containing specimen signatures of such Authorized Officers, which incumbency certificate may be updated by the instructing Party from time to time. The instructing Party understands and agrees that the Owner Trustee cannot determine the identity of the actual sender of such Instructions and that the Owner Trustee shall conclusively presume that directions that purport to

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have been sent by an Authorized Officer listed on the incumbency certificate provided to the Owner Trustee have been sent by such Authorized Officer. For the avoidance of doubt, the Owner Trustee shall not be obligated to accept and act upon any instructions delivered to the Owner Trustee using Electronic Means from any Person other than an Authorized Officer of the instructing Party.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, hereunto duly authorized, as of the day and year first above written.

BNY MELLON TRUST OF DELAWARE,
as Owner Trustee

By:     /s/ Dawn Plows______________
Name:    Dawn Plows
Title:    Associate

CARVANA RECEIVABLES DEPOSITOR LLC,
as Depositor

By:     /s/ Paul Breaux_______________
Name:     Paul Breaux
Title:     Vice President, Secretary
Acknowledged, Accepted and Agreed To By:
CARVANA, LLC,
as Administrator and Sponsor

By:     /s/ Paul Breaux_______________
Name:     Paul Breaux
Title:     Vice President, Secretary

Acknowledged, Accepted and Agreed To By:
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION
as Certificate Registrar and Paying Agent

By: /s/ Jeanine C. Casey_____________
Name:    Jeanine C. Casey
Title:    Vice President

EXHIBIT A
FORM OF [REGULATION S GLOBAL] [RULE 144A GLOBAL] CERTIFICATE
NO. R-                         _____% PERCENTAGE INTEREST
                                            [______] units
CUSIP: [__________]
SEE REVERSE FOR CERTAIN DEFINITIONS
[THIS [REGULATION S GLOBAL] [RULE 144A GLOBAL] CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS [REGULATION S GLOBAL] [RULE 144A GLOBAL] CERTIFICATE (OR INTEREST HEREIN) THE HOLDER OF THIS [REGULATION S GLOBAL] [RULE 144A GLOBAL] CERTIFICATE (OR SUCH INTEREST) [IF, OTHER THAN THE DEPOSITOR OR ANY AFFILIATE OF THE DEPOSITOR,] IS DEEMED TO REPRESENT TO THE DEPOSITOR, THE CERTIFICATE REGISTRAR, AND THE OWNER TRUSTEE THAT IT IS [A NON-U.S. PERSON (AS DEFINED IN REGULATION S) WHO IS ALSO A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND ACQUIRED THIS REGULATION S CERTIFICATE OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S] [A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THIS RULE 144A GLOBAL CERTIFICATE (OR INTEREST HEREIN) FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).].]
NO SALE, PLEDGE OR OTHER TRANSFER OF THIS [REGULATION S GLOBAL] [RULE 144A GLOBAL] CERTIFICATE (OR INTEREST HEREIN) MAY BE MADE BY ANY PERSON UNLESS EITHER (i) [SUCH SALE IS MADE TO THE DEPOSITOR OR ANY AFFILIATE OF THE DEPOSITOR, (ii)] SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES [AFTER DUE INQUIRY] IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE “QUALIFIED INSTITUTIONAL BUYERS”) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR

Ex. A-1	CRVNA 2024-P4 Trust Agreement

OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, [(ii)][(iii)] SUCH SALE, PLEDGE OR OTHER TRANSFER OCCURS OUTSIDE OF THE UNITED STATES TO A NON-U.S. PERSON WHO IS ALSO A QUALIFIED INSTITUTIONAL BUYER IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OF THE SECURITIES ACT AND THAT PERSON DELIVERS ANY NECESSARY CERTIFICATIONS PURSUANT TO THE TERMS OF THE TRUST AGREEMENT, OR [(iii)][(iv)] SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE, IN THE EVENT THE CERTIFICATES ARE DEFINITIVE CERTIFICATES, (A) THE CERTIFICATE REGISTRAR SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE OWNER TRUSTEE AND THE ADMINISTRATOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND THE ADMINISTRATOR, AND (B) THE CERTIFICATE REGISTRAR SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE DEPOSITOR, THE ADMINISTRATOR, THE SERVICER, THE TRUST, THE CERTIFICATE REGISTRAR, THE GRANTOR TRUST TRUSTEE OR THE OWNER TRUSTEE OR ANY OTHER PROVIDER OF SERVICES TO THE TRUST) SATISFACTORY TO THE ADMINISTRATOR TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT.
THIS [REGULATION S GLOBAL] [RULE 144A GLOBAL] CERTIFICATE (OR AN INTEREST HEREIN) MAY NOT BE ACQUIRED WITH THE ASSETS OF OR HELD BY OR FOR THE ACCOUNT OF (1) AN “EMPLOYEE BENEFIT PLAN,” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (2) A “PLAN” AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (3) ANY ENTITY OR ACCOUNT WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY OR ACCOUNT (EACH, A “BENEFIT PLAN INVESTOR”) OTHER THAN AN “INSURANCE COMPANY GENERAL ACCOUNT,” AS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”), WHOSE UNDERLYING ASSETS INCLUDE LESS THAN 25% “PLAN ASSETS” OF BENEFIT PLAN INVESTORS, WHO IS NOT AND IS NOT AN AFFILIATE OF A PERSON THAT HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE ASSETS OF THE TRUST OR PROVIDES INVESTMENT ADVICE FOR A FEE (DIRECT OR INDIRECT) WITH RESPECT TO THE ASSETS OF THE TRUST, AND FOR WHICH THE

Ex. A-2	CRVNA 2024-P4 Trust Agreement

ACQUISITION AND HOLDING OF CERTIFICATES IS ELIGIBLE AND SATISFIES ALL CONDITIONS FOR RELIEF UNDER PTCE 95-60. THIS [REGULATION S GLOBAL] [RULE 144A GLOBAL] CERTIFICATE (OR AN INTEREST HEREIN) ALSO MAY NOT BE ACQUIRED WITH THE ASSETS OF OR HELD BY OR FOR THE ACCOUNT OF ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) IF SUCH ACQUISITION OR HOLDING WOULD RESULT IN A VIOLATION OF ANY SIMILAR LAW. EACH HOLDER OF THIS [REGULATION S GLOBAL] [RULE 144A GLOBAL] CERTIFICATE, BY ACCEPTING THIS [REGULATION S GLOBAL] [RULE 144A GLOBAL] CERTIFICATE, WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT SUBJECT TO THE FOREGOING LIMITATIONS AND, IF REQUESTED TO DO SO BY THE DEPOSITOR, SUCH PERSON SHALL EXECUTE AND DELIVER TO THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR AN UNDERTAKING LETTER TO SUCH EFFECT IN THE FORM SPECIFIED IN THE TRUST AGREEMENT.
THE HOLDER OF THIS [REGULATION S GLOBAL][RULE 144A GLOBAL] CERTIFICATE ACKNOWLEDGES AND AGREES THAT ITS RIGHTS TO RECEIVE DISTRIBUTIONS IN RESPECT OF THIS [REGULATION S GLOBAL][RULE 144A GLOBAL] CERTIFICATE ARE SUBORDINATED TO THE RIGHTS OF THE NOTEHOLDERS AS AND TO THE EXTENT DESCRIBED IN THE INDENTURE.
IT IS THE INTENT OF THE DEPOSITOR, THE OWNER TRUSTEE AND THE CERTIFICATEHOLDERS THAT, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THE TRUST SHALL BE TREATED AS A GRANTOR TRUST. EXCEPT AS OTHERWISE REQUIRED BY APPROPRIATE TAXING AUTHORITIES, THE DEPOSITOR AND THE OTHER CERTIFICATEHOLDERS BY ACCEPTANCE OF THIS [REGULATION S GLOBAL][RULE 144A GLOBAL] CERTIFICATE AGREE TO TREAT, AND TO TAKE NO ACTION INCONSISTENT WITH THE TREATMENT OF, THE CERTIFICATES FOR SUCH TAX PURPOSES AS INTERESTS IN SUCH AN ENTITY AS DESCRIBED IN THE PREVIOUS SENTENCE.
EACH CERTIFICATEHOLDER ACKNOWLEDGES AND REPRESENTS THAT IT IS NOT A MEMBER OF AN “EXPANDED GROUP” (WITHIN THE MEANING OF THE REGULATIONS ISSUED UNDER SECTION 385 OF THE CODE) THAT INCLUDES A DOMESTIC CORPORATION (AS DETERMINED FOR U.S. FEDERAL INCOME TAX PURPOSES) THAT HOLDS ANY NOTES IF SUCH DOMESTIC CORPORATION, DIRECTLY OR INDIRECTLY (THROUGH ONE OR MORE ENTITIES THAT ARE TREATED FOR U.S. FEDERAL INCOME TAX PURPOSES AS

Ex. A-3	CRVNA 2024-P4 Trust Agreement

PARTNERSHIPS, DISREGARDED ENTITIES, OR GRANTOR TRUSTS), OWNS 80% OR MORE OF THE CAPITAL OR PROFITS OF THE TRUST.

EACH CERTIFICATEHOLDER, IF IT IS ACTING AS A NOMINEE OR IN A SIMILAR CAPACITY, REPRESENTS AND AGREES THAT NO BENEFICIAL OWNER FOR WHICH IT IS ACTING AS A NOMINEE OWNS LESS THAN THE MINIMUM DENOMINATION FOR SUCH CERTIFICATE.
EACH CERTIFICATEHOLDER OR BENEFICIAL OWNER OF A CERTIFICATE, REPRESENTS AND AGREES THAT (A) EITHER (I) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (OR A DISREGARDED ENTITY THE SINGLE OWNER OF WHICH IS ANY OF THE FOREGOING) (EACH SUCH ENTITY A “FLOW-THROUGH ENTITY”) OR (II) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (X) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE INTEREST OF SUCH FLOW-THROUGH ENTITY IN THE CERTIFICATES, OTHER INTEREST (DIRECT OR INDIRECT) IN THE TRUST, OR ANY INTEREST CREATED UNDER THE INDENTURE AND (Y) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE INVESTMENT OF SUCH FLOW-THROUGH ENTITY IN ANY CERTIFICATE TO PERMIT ANY PARTNERSHIP TO SATISFY THE 100 PARTNER LIMITATION OF SECTION 1.7704-1(H)(1)(II) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH PARTNERSHIP NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP UNDER THE CODE, AND (B) IT DOES NOT AND WILL NOT BENEFICIALLY OWN A CERTIFICATE (OR ANY BENEFICIAL INTEREST THEREIN) IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH CERTIFICATE.
EACH CERTIFICATEHOLDER OR BENEFICIAL OWNER OF A CERTIFICATE REPRESENTS AND AGREES THAT NO TRANSFER OF A CERTIFICATE SHALL BE PERMITTED IF SUCH TRANSFER IS EFFECTED THROUGH AN ESTABLISHED SECURITIES MARKET OR SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF) WITHIN THE MEANING OF SECTION 7704 OF THE CODE AND ANY REGULATION THEREUNDER.
EACH CERTIFICATEHOLDER OR BENEFICIAL OWNER OF A CERTIFICATE REPRESENTS AND AGREES THAT IT WILL NOT TAKE

Ex. A-4	CRVNA 2024-P4 Trust Agreement

ANY ACTION THAT COULD CAUSE, AND WILL NOT OMIT TO TAKE ANY ACTION, WHICH OMISSION COULD CAUSE, THE TRUST TO BECOME TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES.
EACH CERTIFICATEHOLDER AGREES THAT ANY PURPORTED TRANSFER OF ANY CERTIFICATE OR ANY BENEFICIAL INTEREST IN A CERTIFICATE THAT IS NOT MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE TRUST AGREEMENT WILL BE NULL AND VOID FROM THE BEGINNING AND WILL NOT BE GIVEN EFFECT FOR ANY PURPOSE THEREUNDER. IF AT ANY TIME, THE TRUST DETERMINES OR IS NOTIFIED THAT A PURPORTED PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE OR BENEFICIAL INTEREST IN SUCH CERTIFICATE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE TRUST AGREEMENT, THE TRUST AND THE OWNER TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST.
EACH CERTIFICATEHOLDER OR CERTIFICATE OWNER BY ITS ACCEPTANCE OF THIS CERTIFICATE (OR AN INTEREST HEREIN) COVENANTS AND AGREES THAT SUCH CERTIFICATEHOLDER OR CERTIFICATE OWNER SHALL NOT (NOR SHALL IT JOIN WITH OR SOLICIT ANOTHER PERSON TO), PRIOR TO THE DATE WHICH IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE TRUST AND OF EACH OTHER TRUST HERETOFORE FORMED BY THE DEPOSITOR, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE DEPOSITOR OR THE TRUST TO INVOKE IN ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE DEPOSITOR OR THE TRUST UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE DEPOSITOR OR THE TRUST OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE DEPOSITOR OR THE TRUST UNDER A FEDERAL OR STATE BANKRUPTCY OR INSOLVENCY PROCEEDING.
EACH CERTIFICATEHOLDER OR CERTIFICATE OWNER BY ACCEPTING A CERTIFICATE (OR ANY INTEREST HEREIN) ACKNOWLEDGES THAT SUCH PERSON’S CERTIFICATE (OR INTEREST THEREIN) REPRESENTS BENEFICIAL INTERESTS IN THE TRUST ONLY

Ex. A-5	CRVNA 2024-P4 Trust Agreement

AND DOES NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE DEPOSITOR, THE SERVICER, THE ADMINISTRATOR, THE OWNER TRUSTEE, THE CERTIFICATE REGISTRAR, THE INDENTURE TRUSTEE OR ANY AFFILIATE THEREOF AND NO RECOURSE, EITHER DIRECTLY OR INDIRECTLY, MAY BE HAD AGAINST SUCH PARTIES OR THEIR ASSETS, EXCEPT AS MAY BE EXPRESSLY SET FORTH OR CONTEMPLATED IN THE TRUST AGREEMENT, THE CERTIFICATES OR THE OTHER TRANSACTION DOCUMENTS. EXCEPT AS EXPRESSLY PROVIDED IN THE TRANSACTION DOCUMENTS, NONE OF THE DEPOSITOR, THE SERVICER, THE CERTIFICATE REGISTRAR OR THE OWNER TRUSTEE IN THEIR RESPECTIVE INDIVIDUAL CAPACITIES, OR ANY OF THEIR RESPECTIVE PARTNERS, BENEFICIARIES, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES OR SUCCESSORS OR ASSIGNS, SHALL BE PERSONALLY LIABLE FOR, NOR SHALL RECOURSE BE HAD TO ANY OF THEM FOR, THE DISTRIBUTION OF ANY AMOUNT WITH RESPECT TO THE CERTIFICATES OR THE TRUST’S PERFORMANCE OF, OR OMISSION TO PERFORM, ANY OBLIGATIONS OR INDEMNIFICATIONS CONTAINED IN THE CERTIFICATES, THE TRUST AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS, IT BEING EXPRESSLY UNDERSTOOD THAT SUCH CERTIFICATEHOLDER OBLIGATIONS HAVE BEEN MADE SOLELY BY THE TRUST. EACH CERTIFICATEHOLDER BY THE ACCEPTANCE OF THIS CERTIFICATE (OR BENEFICIAL INTEREST HEREIN) AGREES THAT EXCEPT AS EXPRESSLY PROVIDED IN THE TRANSACTION DOCUMENTS, IN THE EVENT OF NONPAYMENT OF ANY AMOUNTS WITH RESPECT TO THE CERTIFICATES, IT SHALL HAVE NO CLAIM AGAINST ANY OF THE FOREGOING PERSONS FOR ANY DEFICIENCY, LOSS OR CLAIM THEREFROM. IN THE EVENT THAT ANY OF THE FOREGOING COVENANTS OF EACH CERTIFICATEHOLDER AND CERTIFICATE OWNER IS PROHIBITED BY, OR DECLARED ILLEGAL OR OTHERWISE UNENFORCEABLE AGAINST ANY SUCH CERTIFICATEHOLDER OR CERTIFICATE OWNER UNDER APPLICABLE LAW BY ANY COURT OR OTHER AUTHORITY OF COMPETENT JURISDICTION, AND, AS A RESULT, A CERTIFICATEHOLDER OR CERTIFICATE OWNER IS DEEMED TO HAVE AN INTEREST IN ANY ASSETS OF THE DEPOSITOR OR ANY AFFILIATE OF THE DEPOSITOR OTHER THAN THE TRUST, EACH CERTIFICATEHOLDER AND CERTIFICATE OWNER AGREES THAT (I) ITS CLAIM AGAINST ANY SUCH OTHER ASSETS SHALL BE, AND HEREBY IS, SUBJECT AND SUBORDINATE IN ALL RESPECTS TO THE RIGHTS OF OTHER PERSONS TO WHOM RIGHTS IN THE OTHER ASSETS HAVE BEEN EXPRESSLY GRANTED, INCLUDING TO THE PAYMENT IN FULL OF ALL AMOUNTS OWING TO SUCH ENTITLED PERSONS, AND (II) THE COVENANT SET FORTH IN THE PRECEDING CLAUSE (I) CONSTITUTES A “SUBORDINATION AGREEMENT” WITHIN

Ex. A-6	CRVNA 2024-P4 Trust Agreement

THE MEANING OF, AND SUBJECT TO, SECTION 510(A) OF THE BANKRUPTCY CODE.
[UNLESS THIS [REGULATION S GLOBAL] [RULE 144A GLOBAL] CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY [REGULATION S GLOBAL] [RULE 144A GLOBAL] CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Ex. A-7	CRVNA 2024-P4 Trust Agreement

CARVANA AUTO RECEIVABLES TRUST 2024-P4
ASSET BACKED CERTIFICATE
evidencing a fractional undivided Percentage Interest in the Trust, as defined below, the property of which includes a pool of retail instalment contracts and direct purchase money loans secured by new or used automobiles and light trucks and sold to the Trust by Carvana Receivables Depositor LLC.
(This [Regulation S Global][Rule 144A Global] Certificate does not represent an interest in or obligation of Carvana Receivables Depositor LLC or any of their respective affiliates, except to the extent described in the Transaction Documents.)
THIS CERTIFIES THAT CEDE & CO. is the registered owner of a nonassessable, fully-paid fractional undivided Percentage Interest in Carvana Auto Receivables Trust 2024-P4 (the “Trust”) formed by Carvana Receivables Depositor LLC, a Delaware limited liability company (the “Depositor”).
The Trust was created pursuant to a trust agreement, dated as of August 31, 2023, as amended and restated as of the Closing Date (as so amended and restated, the “Trust Agreement”), between the Depositor and BNY Mellon Trust of Delaware, as owner trustee (the “Owner Trustee”), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them or incorporated by reference in the Trust Agreement.
This [Regulation S Global][Rule 144A Global] Certificate is one of the duly authorized Certificates designated as Asset Backed Certificates (the “Certificates”). This [Regulation S Global][Rule 144A Global] Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, the terms of which are incorporated herein by reference and made a part hereof, to which Trust Agreement the holder of this [Regulation S Global][Rule 144A Global] Certificate by virtue of the acceptance hereof assents and by which such holder is bound.
Under the Trust Agreement there shall be distributed on the 10th day of each month, or if such day is not a Business Day, the next Business Day, commencing on January 10, 2025 (each, a “Distribution Date”), to the Person in whose name this [Regulation S Global][Rule 144A Global] Certificate is registered on the related Record Date, such amount as is provided in the Transaction Documents. The “Record Date,” with respect to any Distribution Date, means the [close of business on the day immediately preceding such Distribution Date][last day of the preceding Collection Period].
The distributions in respect of this [Regulation S Global] [Rule 144A Global] Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Trust

Ex. A-8	CRVNA 2024-P4 Trust Agreement

with respect to this [Regulation S Global] [Rule 144A Global] Certificate shall be applied in respect of this [Regulation S Global] [Rule 144A Global] Certificate.
No transfer of this [Regulation S Global] [Rule 144A Global] Certificate shall be permitted if such transfer is effected through an established securities market or secondary market (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code and any regulation thereunder.
The holder of this [Regulation S Global] [Rule 144A Global] Certificate acknowledges and agrees that its rights to receive distributions in respect of this [Regulation S Global] [Rule 144A Global] Certificate are subordinated to the rights of the Noteholders as and to the extent described in the Indenture.
It is the intent of the Depositor, the Owner Trustee and the Certificateholders that, for United States federal income tax purposes, the Trust shall be treated as a grantor trust. Except as otherwise required by appropriate taxing authorities, the Depositor and the other Certificateholders by acceptance of this [Regulation S Global][Rule 144A Global] Certificate agree to treat, and to take no action inconsistent with the treatment of, this [Regulation S Global][Rule 144A Global] Certificate for such tax purposes as interests in such an entity as described in the previous sentence.
Each Certificateholder or Certificate Owner by its acceptance of this [Regulation S Global] [Rule 144A Global] Certificate (or an interest therein) covenants and agrees that such Certificateholder or Certificate Owner shall not (nor shall it join with or solicit another person to), prior to the date which is one year and one day after the termination of the Trust and of each other trust heretofore formed by the Depositor, acquiesce, petition or otherwise invoke or cause the Depositor or the Trust to invoke in any court or governmental authority for the purpose of commencing or sustaining a case against the Depositor or the Trust under any federal or State bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor or the Trust under a federal or State bankruptcy or insolvency proceeding.
Except as otherwise provided in the Trust Agreement, distributions on this [Regulation S Global][Rule 144A Global] Certificate shall be made as provided in the Trust Agreement by the Paying Agent by wire transfer or check mailed to the Certificateholder without the presentation or surrender of this [Regulation S Global][Rule 144A Global] Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this [Regulation S Global][Rule 144A Global] Certificate shall be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this [Regulation S Global][Rule 144A Global] Certificate at the office maintained for such purpose by the Certificate Registrar.
Reference is hereby made to the further provisions of this [Regulation S Global][Rule 144A Global] Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Ex. A-9	CRVNA 2024-P4 Trust Agreement

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Certificate Registrar by manual signature, this [Regulation S Global] [Rule 144A Global] Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Servicing Agreement or be valid for any purpose.
THIS [REGULATION S GLOBAL] [RULE 144A GLOBAL] CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OR OF ANY OTHER JURISDICTION, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Ex. A-10	CRVNA 2024-P4 Trust Agreement

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

Dated: ___________________, 2024    CARVANA AUTO RECEIVABLES TRUST 2024-P4
    By:     BNY MELLON TRUST OF DELAWARE,
        not in its individual capacity but     solely as Owner Trustee

By: ________________________________
Name:
Title:

CERTIFICATE REGISTRAR’S CERTIFICATE OF AUTHENTICATION
This is one of the Certificates referred to in the within-mentioned Trust Agreement.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Certificate Registrar
By: _______________________________ Name: Title:

Ex. A-11	CRVNA 2024-P4 Trust Agreement

REVERSE OF CERTIFICATE
This [Regulation S Global] [Rule 144A Global] Certificate does not represent an obligation of, or an interest in, Carvana, LLC, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the other Transaction Documents. In addition, this [Regulation S Global] [Rule 144A Global] Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the other Transaction Documents. A copy of each of the other Transaction Documents may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon written request. In the event of any conflict between the terms of this [Regulation S Global] [Rule 144A Global] Certificate and the terms of the other Transaction Documents, the terms of the other Transaction Documents shall govern.
The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Holders of the Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class as of the close of the preceding Distribution Date and the consent of the Majority Certificateholders as of the close of the preceding Distribution Date. Any such consent by the Holder of this [Regulation S Global] [Rule 144A Global] Certificate shall be conclusive and binding on such Holder and on all future Holders of this [Regulation S Global][Rule 144A Global] Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this [Regulation S Global] [Rule 144A Global] Certificate. The Trust Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates or the Notes.
As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this [Regulation S Global][Rule 144A Global] Certificate is registerable in the Certificate Register upon surrender of this [Regulation S Global][Rule 144A Global] Certificate for registration of transfer at the offices or agencies of the Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is the Indenture Trustee.
This [Regulation S Global][Rule 144A Global] Certificate is issuable only as a registered Certificate in the minimum denomination set forth in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, this [Regulation S Global][Rule 144A Global] Certificate is exchangeable for a new Certificate in the

Ex. A-12	CRVNA 2024-P4 Trust Agreement

same aggregate Percentage Interest and nominal amount requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.
The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this [Regulation S Global] [Rule 144A Global] Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.
The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate in accordance with Article VII of the Trust Agreement.

Ex. A-13	CRVNA 2024-P4 Trust Agreement

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
NUMBER OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

__________________________________________________________________
(please print or type name and address, including postal zip code, of assignee)
__________________________________________________________________
the within Certificate (Asset Backed Certificate No. R- issued by Carvana Auto Receivables Trust 2024-P4), and all rights thereunder, hereby irrevocably constituting and appointing
__________________________________________________________________ attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:                            _____________________________*
                            Signature Guaranteed:
                            _____________________________*
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

Ex. A-14	CRVNA 2024-P4 Trust Agreement

EXHIBIT B
FORM OF UNDERTAKING LETTER
Carvana Receivables Depositor LLC
c/o Carvana, LLC, its sole member
300 E. Rio Salado Parkway, Bldg. 1
Tempe, Arizona 85281
BNY Mellon Trust of Delaware,
as Owner Trustee of Carvana Auto Receivables Trust 2024-P4
103 Bellevue Parkway
Wilmington, Delaware 19809
Attention: Corporate Trust Administration
Computershare Trust Company, National Association,
as Paying Agent
1505 Energy Park Drive
St. Paul, Minnesota 55108
Attention: Computershare Corporate Trust – Asset-Backed Administration
Ladies and Gentlemen:
Reference is hereby made to the Amended and Restated Trust Agreement, dated as of December 17, 2024 (the “Trust Agreement”), between Carvana Receivables Depositor LLC (the “Depositor”) and BNY Mellon Trust of Delaware, as trustee (the “Owner Trustee”). To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them or incorporated by reference in the Trust Agreement.
In connection with our purchase of record or beneficial ownership of the R-___ Asset Backed Certificate (the “Certificate”) of Carvana Auto Receivables Trust 2024-P4, the undersigned purchaser, record owner or beneficial owner hereby acknowledges, represents and warrants that such purchaser, record owner or beneficial owner:
(1)    is not, and is not acquiring the Certificate with the assets of or on behalf of or for the account of, (a) (i) an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to the provisions of Title I of ERISA, (ii) a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or (iii) any entity or account whose underlying assets include plan assets by reason of investment by an employee benefit plan or plan in such entity or account (each, a “Benefit Plan Investor”) other than an “insurance company general account,” as defined in Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”), whose underlying assets include less than 25% “plan assets” of Benefit Plan Investors, who is not and is not an affiliate of a person that has discretionary authority or control with respect to the assets of the Trust or provides investment advice for a fee (direct or indirect) with respect to the assets of the Trust, and for which the acquisition and holding of Certificates is

Ex. B-1	CRVNA 2024-P4 Trust Agreement

eligible and satisfies all conditions for relief under PTCE 95-60, or (b) any other plan that is subject to any law that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”) if such acquisition or holding would result in a violation of any Similar Law;
(2)    if it is acting as a nominee or in a similar capacity, no beneficial owner for which it is acting as a nominee owns less than the minimum denomination for such Certificate;
(3)     (A) either (I) is not and will not become for U.S. federal income tax purposes a partnership, subchapter S corporation or grantor trust (or a disregarded entity the single owner of which is any of the foregoing) (each such entity a “Flow-Through Entity”) or (II) if it is or becomes a Flow-Through Entity, then (x) none of the direct or indirect beneficial owners of any of the interests in such Flow-Through Entity has or ever will have more than 50% of the value of its interest in such Flow-Through Entity attributable to the interest of such Flow-Through Entity in the Certificates, other interest (direct or indirect) in the Trust, or any interest created under the Indenture and (y) it is not and will not be a principal purpose of the arrangement involving the investment of such Flow-Through Entity in any Certificate to permit any partnership to satisfy the 100 partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Code, and (B) it does not and will not beneficially own a Certificate (or any beneficial interest therein) in an amount that is less than the minimum denomination for such Certificate;
(4)    did not acquire such Certificate through an established securities market or secondary market (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code and any regulation thereunder;
(5)    [does not own, have any interest in or will not acquire any of the Notes or an interest therein unless such purchaser, record owner or beneficial owner has complied with Section 3.14 of the Trust Agreement;]
(6)    will require any transferee of our interest in the Certificate to deliver an undertaking letter in a form substantially similar to this letter to Carvana Receivables Depositor LLC, BNY Mellon Trust of Delaware, as Owner Trustee of Carvana Auto Receivables Trust 2024-P4 and the Indenture Trustee, as Paying Agent;
(7)    (A) shall require the transferee to provide to the Administrator on behalf of the Trust and the Depositor any further information required by the Trust to comply with the Corporate Transparency Act, 31 U.S.C. § 5336, and its implementing regulations as may be amended from time to time (the “CTA”), including informing the Administrator if the Certificateholder, the transferee or an owner of the transferee will own or control at least 25 percent of the ownership interests of the Trust as those terms are defined in the CTA, and (B) if the transferee is not the beneficial owner of a Certificate, such beneficial owner shall provide to the Administrator on behalf of the Trust and the Depositor any further information required by the Trust to comply with the CTA, including informing the Administrator if the beneficial owner or an owner of the beneficial owner will own or control at least 25 percent of the ownership interests of the Trust as those terms are defined in the CTA.

Ex. B-2	CRVNA 2024-P4 Trust Agreement

(8)    agrees that any purported transfer of any Certificate or any beneficial interest in a Certificate that is not made in accordance with the restrictions set forth in the Trust Agreement will be null and void from the beginning and will not be given effect for any purpose thereunder, and that if at any time, the Trust determines or is notified that a purported transfer of any Certificate or any beneficial interest in a Certificate was in breach, at the time given, of any of the representations set forth in the Trust Agreement, the Trust and the Owner Trustee may consider the acquisition of such Certificate or such interest in such Certificate void and require that such Certificate or such interest in such Certificate be transferred to a person designated by the Trust; and
(9)    acknowledges that you and others will rely on our acknowledgments, representations and warranties made in connection with our purchase of record or beneficial ownership of the Certificate and agrees to notify you promptly in writing if any of our representations or warranties herein cease to be accurate and complete.

______________________________
Name of Certificate Owner

By: ___________________________

Name: ________________________
Title: _________________________
Date: ______________________

Ex. B-2	CRVNA 2024-P4 Trust Agreement